                                                                   EXHIBIT 10.4

                     TRADEMARK TRANSITION LICENSE AGREEMENT

         THIS TRADEMARK TRANSITION LICENSE AGREEMENT (this "Trademark
Transition License Agreement") is made and entered into as of November 4, 1999 (the "Effective Date") by and among Tenneco Automotive Inc. (to be renamed Tenneco Automotive Operating Company Inc.), a Delaware corporation organized and existing under the laws of the State of Delaware, whose principal place of business is located at 500 North Field Drive, Lake Forest, IL 60045 ("Licensor"), and Tenneco Packaging Inc., a Delaware corporation whose principal place of business is located at 1900 West Field Court, Lake Forest, IL 60045 ("Licensee"), and Tenneco Management Company, a corporation organized under the laws of the State of Delaware ("TMC").

         WHEREAS, Pursuant to the terms of that certain Distribution Agreement dated November 3, 1999 (the "DISTRIBUTION AGREEMENT"), Licensee and Licensor have agreed to cause this Trademark Transition License Agreement to be entered into regarding the use of certain trademarks by Licensee;

         WHEREAS, TMC has assigned to Licensor and Licensor has adopted and is using the name and mark "Tenneco," alone and in combination with other terms and/or symbols and variations thereof, in the United States and elsewhere throughout the world and Licensor is the owner of the U.S. Trademark Registrations listed on SCHEDULE A and SCHEDULE B of this Agreement as well as their foreign counterparts listed on SCHEDULE A and SCHEDULE B (hereinafter individually and collectively referred to as the "Trademark"); and

         WHEREAS, Licensee previously has used the Trademark and is desirous of continuing to use said Trademark in connection with Licensee's current business, including its current goods and services, to assist Licensee during its transition to a new identity and for the limited purposes more fully described below; and

         NOW, THEREFORE, in consideration of the foregoing Recitals which are hereby incorporated into the operative terms hereof, the mutual promises contained in this Agreement and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. LICENSE. Licensor grants to Licensee and its Subsidiaries (as such term is defined in the Distribution Agreement), the limited, non-exclusive right to use the Trademark under the common law and under the auspices and privileges provided by any of the registrations covering the same, and Licensee hereby undertakes to use the Trademark, only as follows:

                  a. For a period of sixty (60) days following the Effective Date of this Agreement, Licensee and its Subsidiaries may continue to use the Trademark in their corporate names to the extent (but only to the extent) they are being used therein as of the Effective Date. Within sixty (60) days following the Effective Date, or as soon thereafter as reasonably practical in non-U.S. jurisdictions, Licensee shall change or cause to be changed, if necessary, such corporate names to delete the Trademark or any other word that is confusingly similar to the Trademark. Notwithstanding the foregoing, for a period of up to eighteen (18) months following the Effective Date, Licensee may permit its Subsidiary Tenneco Forest Products S.A. of Romania ("Tenneco

Forest") or any successor to Tenneco Forest (the "Tenneco Forest Successor"), as applicable, to continue using the Trademark in its corporate name to the extent (but only to the extent) it is being used therein as of the Effective Date. On or before the end of such 18-month period, Licensee will ensure that Tenneco Forest and any Tenneco Forest Successor, as applicable, deletes the Trademark, or any other word that is confusingly similar to the Trademark, from its corporate name.

            b. For a period of twelve (12) months following the Effective Date of this Agreement, Licensee and its Subsidiaries shall be entitled to use their supplies and documents which have imprinted thereon the Trademark to the extent (but only to the extent) the Trademark is being used in connection with their supplies and documents as of the Effective Date of this Agreement. Licensee shall not, and shall not permit its Subsidiaries to, print or permit to be printed any supplies or documents bearing the Trademark from and after Agreement.the expiration of such 12-month period. For a period of up to twelve
(12) months following the Effective Date, Licensee may permit any Tenneco Forest Successor, as applicable, to use supplies and documents which have imprinted thereon the Trademark to the extent (but only to the extent) the Trademark is being used in connection with Tenneco Forest supplies and documents as of the Effective Date. Licensee shall ensure that any Tenneco Forest Successor does not print or permit to be printed any new supplies or documents bearing the Trademark from and after the expiration of such the period.

            c. For a period of up to eighteen (18) months following the Effective Date of this Agreement, Licensee and its Subsidiaries may use the Trademark on signs, displays or other identifications or advertising material (other than supplies or documents, which shall be governed by paragraph b above) to the extent (but only to the extent) the Trademark is being used in connection with their signs, displays or other identifications or advertising material as of the Effective Date. Licensee shall not, and shall not permit its Subsidiaries to, prepare, install or otherwise use any signs, displays or other identifications or advertising material bearing the Trademark after the expiration of such period. Licensee shall remove or cause to be removed any and all references to the Trademark from any and all such signs, displays or other identifications or advertising material by the end of such eighteen (18) month period. In addition to the foregoing, Licensee may grant Packaging Corporation of America the extended right under the Trademark Transition License Agreement ("PCA Agreement"), dated April 12, 1999, between Licensee and Packaging Corporation of America ("PCA") to use the Trademark on signs, displays or other identifications, and advertising material, supplies and documents, for a period of up to twelve (12) months following the Effective Date. Also, Licensee may grant any Tenneco Forest Successor, as applicable, the right to use the Trademark on signs, displays, other identifications and advertising material (other than supplies or documents, which shall be governed by paragraph b above) to the extent (but only to the extent ) the Trademark is being used in connection with Tenneco Forest signs, displays or other identifications or advertising material as of the Effective Date, for a period of up to eighteen
(18) months following the Effective Date. Licensee shall cause PCA and any Tenneco Forest Successor, as applicable, to remove or cause to be removed any and all references to the Trademark from any and all signs, displays, or other identifications or advertising materials by the end of such periods.

         2. CERTAIN TRANSFERS NOT RECORDED. The parties hereby acknowledge that Licensor is the owner of the Trademark registrations and applications for registration identified on SCHEDULE B (the "Packaging Registrations"), although such Packaging Registrations are at the Effective Date registered in the name of TMC. The parties further acknowledge that Licensor does not presently intend to cause such Packaging Registrations to be recorded in the name of Licensor with the applicable United States and foreign trademark registration authority or agency. It is hereby agreed, however, that all costs and fees subsequently incurred by Licensor to record any of the Packaging Registrations shall constitute Transaction Expenses under the Distribution Agreement.

         3. QUALITY OF SERVICES. Licensee agrees to maintain and cause its Subsidiaries, PCA and any Tenneco Forest Successor to maintain such quality standards as have been prescribed by Licensor in the conduct of the business operations with which the Trademark has been used by them as of the Effective Date. Licensee shall, and shall cause its Subsidiaries, PCA and any Tenneco Forest Successor to, use the Trademark only with goods and services of Licensee, its Subsidiaries, PCA and any Tenneco Forest Successor, as applicable, in accordance with the terms of this Agreement and the PCA Agreement, and with the guidance and directions furnished to the Licensee by the Licensor, or its authorized representatives or agents, from time to time, if any; but always the quality of the goods and services shall be subject to the reasonable satisfaction of Licensor or as specified by it.

         4. INSPECTION. Licensee will permit, and will cause its Subsidiaries, PCA and any Tenneco Forest Successor to permit, duly authorized representatives of the Licensor to inspect any of their premises using the Trademark, as applicable, at all reasonable times and subject to reasonable conditions, for the purpose of ascertaining or determining compliance with Paragraphs 1 and 3 hereof.

         5. USE OF TRADEMARK. When using the Trademark, Licensee undertakes to, and shall cause its Subsidiaries, PCA and any Tenneco Forest Successor to, comply with all laws pertaining to the Trademark. This provision includes compliance with marking requirements. Licensee represents and warrants that all goods and services to be sold under the Trademark by it, its Subsidiaries, PCA and any Tenneco Forest Successor, and the marketing, sales, and distribution of them, shall meet or exceed all federal, state, local and foreign laws, ordinances, standards, regulations, and guidelines pertaining to such products or activities, including, but not limited to those pertaining to product safety, quality, labeling and propriety. Licensee agrees that it will not, and will not permit its Subsidiaries, PCA or any Tenneco Forest Successor to, knowingly package, market, sell, or distribute any goods or services, or knowingly cause or permit any goods or services to be packaged, marketed, sold or distributed, in violation of any such federal, state, local or foreign law, ordinance, standard, regulation or guideline.

         6. PACKAGING REGISTRATIONS. TMC agrees to only use the Packaging Registrations to the extent expressly permitted by the terms of this Agreement. TMC will not take any action with respect to any Packaging Registrations, except as directed by Licensor, and will allow any and all registrations and applications for U.S. or foreign registration in the Packaging Registrations to lapse (unless otherwise directed by Licensor). In addition, upon receiving a request from Licensor to perfect the assignment of any or all Packaging Registrations to Licensor or one of its affiliates, TMC will take such action within ten (10) business days of the receipt of such request. Any expenses for such action will be shared jointly by Licensor and TMC and all such fees and expenses shall constitute Transaction Expenses under the Distribution Agreement.

         7. EXTENT OF LICENSE. The license and other rights granted herein are for the sole purpose of assisting Licensee and its Subsidiaries, PCA and any Tenneco Forest Successor in transition to new identities and are not assignable or transferable in any manner whatsoever. Licensee has no right to grant any sublicenses or to use the Trademark for any other purpose, except as specifically provided herein.

         8. INDEMNITY. Licensee acknowledges that it, and its Subsidiaries, other affiliates and sublicensees granted any rights pursuant to this Agreement (including without limitation PCA or any Tenneco Forest Successor), will not have any claims against Licensor or any of its affiliates hereunder for any damage to property or injury to persons arising out of, or as the result of, the exercise by Licensee or its Subsidiaries, other affiliates or sublicensees of any license rights pursuant to this Agreement. Licensee agrees to indemnify, hold harmless, and defend Licensor and its Subsidiaries, affiliates and authorized representatives (with legal counsel reasonably acceptable to Licensor) from and against any and all demands, claims, injuries, losses, damages, actions, suits, causes of action, proceedings, judgments, liabilities and expenses (including reasonable attorneys' fees, court costs and other reasonable legal expenses) (collectively, the "Claims") arising out of or connected with:

         a. the use of the Trademark by Licensee or any of its Subsidiaries, affiliates or other third parties granted any rights pursuant to this Agreement (including without limitation PCA or any Tenneco Forest Successor);

         b. any breach by Licensee or any of its Subsidiaries of any provision of this Agreement or of any warranty made by Licensee in this Agreement;

         c. any claims against Licensor or any of its Subsidiaries or other affiliates by any Tenneco Forest Successor or PCA in respect of any Trademark or other licenses granted hereby; or

         d. any failure of PCA and or any Tenneco Forest Successor to act or refrain from acting with respect to any Trademark in accordance with the provisions of the Agreement.

Notwithstanding anything to the contrary which may be contained herein, Licensee's obligation to defend, indemnify and hold harmless Licensor for Claims hereunder is expressly conditioned upon Licensor: (a)(1) providing prompt (i.e., within 10 business days) notice to Licensee of any such Claim for which Licensor seeks defense and indemnification hereunder (i.e., provided that Licensee is not the first party to become aware of such Claim); (b)(2) promptly tendering the defense of the same (as applicable) to Licensee; and (c)(3) reasonably cooperating in the defense or settlement of such Claim, at Licensee's expense. No approval by Licensor of any action by Licensee or any of its Subsidiaries, affiliates or other third parties granted any rights pursuant to this Agreement (including without limitation PCA or any Tenneco Forest Successor), shall affect any right of Licensor to indemnification hereunder. Notwithstanding the foregoing, any failure on the part of Licensor to give notice to Licensee of any Claim for what it is entitled to indemnification hereunder shall not affect Licensor's right to indemnification from Licensee hereunder unless the Licensee has been actually prejudiced as a result of such failure.

         9. TERMINATION. This Agreement may be terminated at any time prior to the Distribution by and in the sole discretion of Licensor without the approval of Licensee. In the event of such termination, no Party shall have any liability of any kind to any other Party or any other person. After Distribution, except as otherwise provided herein, this Agreement shall remain in full force and effect for the periods stated in Paragraph 1 above. However, Licensor retains the right to immediately terminate this Agreement in the event of a material breach of any term of this Agreement by Licensee or any of its Subsidiaries, PCA or any Tenneco Forest Successor, upon written notice to the Licensee and Licensee's failure to cure the material breach within ten (10) business days receipt of such written notice.

         10. OWNERSHIP OF TRADEMARK. The Licensee acknowledges Licensor=s exclusive right, title and interest in and to the Trademark and will not at any time do or cause or knowingly permit to be done any act or thing contesting or in any way impairing or tending to impair any part or all of such right, title and interest. In connection with the use of the Trademark, Licensee shall not, and shall not permit its Subsidiaries, PCA or any Tenneco Forest Successor to, in any manner represent that it has any ownership in the Trademark or registrations thereof, and acknowledges that use of the Trademark shall inure to the benefit of the Licensor. On termination of this Agreement in any manner provided herein, the Licensee will use all reasonable efforts to destroy, or cause to be destroyed or otherwise dispose of, all signs, displays or other identifications or advertising material, supplies and documents, and any other materials bearing the Trademark and will certify to Licensor in writing that it has done so. Such obligation shall apply to any affected items with respect to any partial termination of license rights hereunder, as applicable. Furthermore, Licensee and each of its Subsidiaries will not, and Licensee shall not permit any of its Subsidiaries, PCA or any Tenneco Forest Successor to, at any time adopt or use without the Licensor=s prior written consent, any word or mark which is likely to be similar to or confusing with the Trademark.

         11. INFRINGEMENT OF TRADEMARK. If Licensee, any of its Subsidiaries, PCA or any Tenneco Forest Successor learns of any actual or threatened infringement of the Trademark or of the existence, use, or promotion of any mark or design similar to the Trademark, Licensee shall promptly notify Licensor. Licensor has the right to decide at its sole discretion what legal proceedings or other action, if any, shall be affirmatively taken, by who, how such proceedings or other action shall be conducted, and in whose name such proceedings or other action shall be performed. Notwithstanding the foregoing, Licensee shall not be obliged to pay the expenses of any such suit, which shall be prosecuted solely and wholly at Licensor's expense. Any legal proceedings instituted pursuant to this Section shall be for the sole benefit of Licensor and all sums recovered in such proceedings whether by judgment, settlement, or otherwise, shall be retained solely and exclusively by Licensor.

         12. INJUNCTIVE RELIEF. Licensee acknowledges that any breach or threatened breach of any of Licensee=s covenants in this Agreement relating to the Trademark including, without limitation, Licensee=s and/or any of its Subsidiaries' failure to cease the manufacture, sale, marketing, or distribution of the goods bearing the Trademark at the termination or expiration of the term provided in this Agreement may result in immediate and irreparable damage to Licensor and to the rights of any subsequent licensee of them. Licensee acknowledges and admits that there is no adequate remedy at law for failure to cease such activities, and Licensee agrees that in the event of such breach or threatened breach, Licensor shall be entitled to temporary and permanent injunctive relief and such other relief as any court with jurisdiction may deem just and proper.

         13. MODIFICATION, WAIVER, SEVERABILITY. Subject to the provisions of
Section 9.08 of the Distribution Agreement, this Agreement may not be amended or modified except in a writing executed by each of the parties hereto. The failure by any party to exercise or a delay in exercising any right provided for herein shall not be deemed a waiver of any right hereunder. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         14. NOTICE. Any notices required or permitted to be given under this Agreement shall be deemed sufficiently given if mailed by registered mail, return receipt requested postage prepaid, addressed to the party to be notified at its address shown above (followed by confirmed facsimile) or at such other address as may be furnished in writing to the notifying party.

         15.      MISCELLANEOUS.

                  a. CAPTIONS. The captions for each Section have been inserted for the sake of convenience and shall not be deemed to be binding upon the parties for the purpose of interpretation of this Agreement.

                  b. INTERPRETATION. The parties agree that each party and its counsel has reviewed this Agreement and the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

                  c. ASSIGNABILITY. Subject to the following, the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and permitted assigns. This Agreement shall be assignable by Licensor so long as the resulting successor assumes all the obligations of Licensor. This Agreement may not be assigned by Licensee in whole or part without the prior written consent of Licensor.

                  d. RIGHTS CUMULATIVE. Except as expressly provided in this Agreement, and to the extent permitted by law, any remedies described in this Agreement are cumulative and not alternative to any other remedies available at law or in equity.

     IN WITNESS WHEREOF, the parties have executed or caused this Transition Trademark License Agreement to be executed as of the first date written above.

                                         Tenneco Automotive Inc. (LICENSOR)

                                         By: /s/ Don Carpenter
                                             ----------------------------------


                                         Tenneco Management Company ("TMC")

                                         By: /s/ Don Carpenter
                                             ----------------------------------


                                         Tenneco Packaging Inc. (LICENSEE)

                                         By: /s/ James V. Faulkner, Jr.
                                             ----------------------------------

                                   SCHEDULE A

                           UNITED STATES REGISTRATIONS


TRADEMARK        COUNTRY               REGISTRATION NO.        REGISTRATION DATE


TENNECO          United States         2080683                 22JL1997

                              FOREIGN REGISTRATIONS

TRADEMARK                       COUNTRY                        REGISTRATION NO.                REGISTRATION DATE
TENNECO                         Albania                        7418                            15NO1998
TENNECO & DESIGN                Albania                        7419                            15NO1998
TENNECO                         Algeria                        0496020                         30SE1995
TENNECO & DESIGN                Algeria                        049619                          30SE1995
TENNECO                         Antigua                        2737
TENNECO                         Armenia                        AM3073                          12MY1998
TENNECO & DESIGN                Armenia                        AM3074                          12MY1998
TENNECO                         Australia                      673129                          22SE1995
TENNECO & DESIGN                Australia                      673119                          22SE1995
TENNECO & DESIGN                Austria                        163909                          26AP1996
TENNECO                         Austria                        163908                          26AP1996
TENNECO & DESIGN                Belarus                        BY7981                          22SE1995
TENNECO                         Benelux                        582665                          22SE1995
TENNECO & DESIGN                Benelux                        582666                          22SE1995
TENNECO & DESIGN                Bulgaria                       28518                           24JE1996
TENNECO                         Bulgaria                       28519                           24JE1996
TENNECO                         Chile                          525211                          23OC1998
TENNECO                         Chile                          355051                          11MY1990
TENNECO                         Czech Republic                 166351
TENNECO & DESIGN                Czech Republic                 205245                          10NO1997
TENNECO                         Denmark                        VR06.532 1995                   29SE1995
TENNECO & DESIGN                Denmark Reg:                   VR06.531 1995                   29SE1995
TENNECO                         East Germany                   643998                          21AP1982
TENNECO & DESIGN                Estonia                        22923                           26MR1997
TENNECO                         Estonia                        22924                           26MR1996
TENNECO & DESIGN                Finland                        206491                          30JE1997
TENNECO                         Finland                        206490                          30JE1997

TRADEMARK                       COUNTRY                        REGISTRATION NO.                REGISTRATION DATE
TENNECO                         France                         1698801                         10OC1991
TENNECO                         France                         95589254                        22SE1995
TENNECO & DESIGN                France                         95589255                        22SE1995
TENNECO & DESIGN                Germany                        395 38 838                      18MR1998
TENNECO & DESIGN                Great Britain                  2038109                         20SE1995
TENNECO                         Greece                         126258                          22SE1995
TENNECO & DESIGN                Hungary                        153263                          24AU1998
TENNECO                         Hungary                        153264                          24AU1998
TENNECO                         Hungary                        123938                          08AP1982
TENNECO & DESIGN                Iceland                        189/1996                        22FE1996
TENNECO                         Iceland                        188/1996                        22FE1996
TENNECO & DESIGN                Italy                          718343                          17JL1998
TENNECO                         Italy                          718342                          17JL1998
TENNECO                         Kyrgyzstan                     KG3996                          30SE1997
TENNECO                         Latvia                         37822                           22SE1995
TENNECO & DESIGN                Latvia                         37543                           20JE1997
TENNECO & DESIGN                Macao                          15243-M                         06JE1997
TENNECO                         Macao                          15242-M                         02AP1996
TENNECO                         Mexico                         131060                          28JE1966
TENNECO                         Mexico                         206765
TENNECO                         Mexico                         216989                          09DE1976
TENNECO & DESIGN                Moldova                        4732                            22SE1995
TENNECO                         Moldova                        4731                            22SE1995
TENNECO                         Monoco                         9516512                         22SE1995
TENNECO & DESIGN                Monoco                         9516513                         22SE1995
TENNECO & DESIGN                Myanmar                        4258/1995                       27SE1995
TENNECO & DESIGN                Netherlands Antilles           19526                           04SE1996
TENNECO                         Netherlands Antilles           19527                           04SE1996

TRADEMARK                       COUNTRY                        REGISTRATION NO.                REGISTRATION DATE
TENNECO & DESIGN                Norway                         178127                          21NO1996
TENNECO & DESIGN                O.A.P.I                        35495                           22SE1995
TENNECO                         O.A.P.I                        35496                           22SE1995
TENNECO                         Poland                         59304
TENNECO & DESIGN                Portugal                       312666                          15JA1997
TENNECO & DESIGN                Romania                        25509                           13OC1997
TENNECO & DESIGN                Russian Federation             166989                          18AU1998
TENNECO                         Slovak Republic                182616                          15OC1998
TENNECO & DESIGN                Slovak Republic                182615                          15OC1998
TENNECO                         Sweden                         329070                          27NO1998
TENNECO & DESIGN                Sweden                         329071                          27NO1998
TENNECO                         Switzerland                    431835                          22SE1995
TENNECO & DESIGN                Switzerland                    431836                          22SE1995
TENNECO & DESIGN                Syria                          57302                           27MR1996
TENNECO                         Syria                          57301                           27MR1996
TENNECO & DESIGN                Tunisia                        EE95.1270                       22SE1995
TENNECO                         Tunisia                        EE95.1269                       22SE1995
TENNECO                         Uzbekistan                     UZ6392                          09JE1997
TENNECO & DESIGN                Uzbekistan                     UZ6393                          09JE1997
TENNECO                         Vietnam                        19166                           23NO1995
TENNECO & DESIGN                Vietnam                        21123                           19JE1996
TENNECO & DESIGN                Zaire                          5163/95                         22SE1995
TENNECO                         Zaire                          2607/91                         05JL1991
TENNECO                         Zaire                          5162/95                         22SE1995

                              FOREIGN APPLICATIONS

TRADEMARK                       COUNTRY                        APPLICATION NO.                 APPLICATION DATE
TENNECO                         Germany                        39538842.2                      22SE1995
TENNECO                         Mozambique                     01                              22SE1995
TENNECO & DESIGN                Mozambique                     01                              22SE1995

                                   SCHEDULE B

                      UNITED STATES TRADEMARK REGISTRATIONS

TRADEMARK                        COUNTRY                         REGISTRATION NO.                 REGISTRATION DATE

TENNECO                          United States                                          1310943   25DE1984
TENNECO                          United States                                          1917869   12SE1995
TENNECO                          United States                                           786614   16MR1965
TENNECO                          United States                                           783055   12JA1965
TENNECO                          United States                                          1930571   31OC1995
TENNECO                          United States                                           823408   31JA1967
TENNECO                          United States                                           827435   18AP1967
TENNECO &  DESIGN                United States                                          2155820   05MY1998
TENNECO &  DESIGN                United States                                           831633   04JL1967
TENNECO &  DESIGN                United States                                           823409   31JA1967
TENNECO &  DESIGN                United States                                           827436   18AP1967
TENNECO &  DESIGN                United States                                           786595   16MR1965
TENNECO &  DESIGN                United States                                           786984   23MR1965
TENNECO & DESIGN                 United States                                          1250177   06SE1983
TENNECO & DESIGN                 United States                                          1259146   29NO1983
TENNECO & DESIGN                 United States                                          1236187   03MY1983
TENNECO &  DESIGN                United States                                          1310944   25DE1984
TENNECO &                        United States                                          1249771   30AU1983
DESIGN(COLOR)
TENNECO &                        United States                                           866994   25MR1969
DESIGN(COLOR)
TENNECO &                        United States                                          1225646   01FE1983
DESIGN(COLOR)

                         FOREIGN TRADEMARK REGISTRATIONS

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 African Intellectual                                     23161   01NO1982
                                 Property
TENNECO                          Algeria                                                  38363   21DE1986
TENNECO & DESIGN                 Algeria                                                  32917
TENNECO                          Argentina                                              1528284   30JE1994
TENNECO                          Argentina                                              1534801   31AU1994
TENNECO                          Argentina                                              1541968   31OC1994
TENNECO                          Argentina                                              1609658   31JL1996
TENNECO                          Argentina                                              1609659   31JL1996
TENNECO                          Argentina                                              1609660   31JL1996
TENNECO                          Argentina                                              1609661   31JL1996
TENNECO                          Argentina                                              1609662   31JL1996
TENNECO                          Argentina                                              1654877   09JA1998
TENNECO & DESIGN                 Argentina                                              1528285   30JE1994
TENNECO & DESIGN                 Argentina                                              1528286   30JE1994
TENNECO & DESIGN                 Argentina                                              1541969   31OC1994
TENNECO & DESIGN                 Argentina                                              1571568   12MR1995
TENNECO & DESIGN                 Arizona                                                  20513   07AU1981
TENNECO                          Armenia                                                   1881   11JE1997
TENNECO                          Armenia                                                   1882   11JE1997
TENNECO                          Australia                                              A201497   19AP1966
TENNECO                          Australia                                              A201498   19AP1966
TENNECO                          Australia                                              A201499   19AP1966
TENNECO                          Australia                                              A201500   19AP1966
TENNECO                          Australia                                              A201501   19AP1966
TENNECO                          Australia                                              A616779   22NO1993
TENNECO                          Australia                                              A616780   22NO1993
TENNECO & DESIGN                 Australia                                              A201502   19AP1966
TENNECO & DESIGN                 Australia                                              A201503   19AP1966
TENNECO & DESIGN                 Australia                                              A201504   19AP1966
TENNECO & DESIGN                 Australia                                              A201505   19AP1966
TENNECO & DESIGN                 Australia                                              A201506   19AP1966
TENNECO & DESIGN                 Australia                                              A616781   22NO1993
TENNECO & DESIGN                 Australia                                              A616782   22NO1993
TENNECO & DESIGN                 Australia                                              A381901   30SE1982
TENNECO & DESIGN                 Australia                                              A381900   30SE1982
TENNECO                          Austria                                                  59340   19AP1967
TENNECO                          Bahamas                                                   5131
TENNECO                          Bahamas                                                   5129
TENNECO                          Bahamas                                                   5130
TENNECO                          Bahamas                                                   5128
TENNECO                          Bahamas                                                   5127
TENNECO                          Bahamas                                                   5126
TENNECO                          Bahamas                                                  10767
TENNECO                          Bahamas                                                  17807   22SE1995
TENNECO                          Bahamas                                                  17798   22SE1995
TENNECO                          Bahamas                                                  17801   22SE1995
TENNECO                          Bahamas                                                  17854   22SE1995
TENNECO                          Bahamas                                                  17853   22SE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Bahamas                                                  17855   22SE1995
TENNECO & DESIGN                 Bahamas                                                  17882   22SE1995
TENNECO & DESIGN                 Bahamas                                                  17797   22SE1995
TENNECO & DESIGN                 Bahamas                                                  17795   22SE1995
TENNECO & DESIGN                 Bahamas                                                  17796   22SE1995
TENNECO & DESIGN                 Bahamas                                                  17806   22SE1995
TENNECO & DESIGN                 Bahamas                                                   5137
TENNECO & DESIGN                 Bahamas                                                   5135
TENNECO & DESIGN                 Bahamas                                                   5136
TENNECO & DESIGN                 Bahamas                                                   5134
TENNECO & DESIGN                 Bahamas                                                   5133
TENNECO & DESIGN                 Bahamas                                                   5132
TENNECO & DESIGN                 Bahamas                                                  17852   22SE1995
TENNECO                          Bahrain                                                   1744   20SE1995
TENNECO                          Bahrain                                                   1745   21AU1996
TENNECO                          Bahrain                                                   1746   21AU1996
TENNECO                          Bahrain                                                   1747   20SE1995
TENNECO                          Bahrain                                                   1748   20SE1995
TENNECO                          Bahrain                                                  11913   15SE1988
TENNECO                          Bahrain                                                  11914   15SE1988
TENNECO                          Bahrain                                                  19344   07JL1998
TENNECO                          Bahrain                                                  19345   07JL1998
TENNECO                          Bahrain                                                  19346   07JL1998
TENNECO                          Bahrain                                                  19347   07JL1998
TENNECO & DESIGN                 Bahrain                                                  11917   15SE1988
TENNECO & DESIGN                 Bahrain                                                  11918   15SE1988
TENNECO & DESIGN                 Bahrain                                                  11919   15SE1988
TENNECO & DESIGN                 Bahrain                                                  11920   15SE1988
TENNECO                          Bangladesh                                                8780   20DE1966
TENNECO                          Bangladesh                                                8781   20DE1966
TENNECO                          Bangladesh                                                8782   20DE1966
TENNECO                          Bangladesh                                                8783   20DE1966
TENNECO                          Bangladesh                                                8784   20DE1966
TENNECO                          Bangladesh                                                8785   20DE1966
TENNECO & DESIGN                 Bangladesh                                                8786   20DE1966
TENNECO & DESIGN                 Bangladesh                                                9162   20DE1966
TENNECO & DESIGN                 Bangladesh                                                9163   20DE1966
TENNECO & DESIGN                 Bangladesh                                                9164   20DE1966
TENNECO & DESIGN                 Bangladesh                                                9165   20DE1966
TENNECO & DESIGN                 Bangladesh                                                9166   20DE1966
TENNECO &DESIGN                  Bangladesh                                               18276   09NO1982
TENNECO &DESIGN                  Bangladesh                                               18277   09NO1982
TENNECO                          Belarus                                                   1756   18NO1993
TENNECO                          Belarus                                                BY 7980   22SE1995
TENNECO &DESIGN                  Belarus                                                   2460   20DE1993
TENNECO                          Benelux                                                  87329
TENNECO & DESIGN                 Benelux                                                  95975
TENNECO & DESIGN                 Benelux                                                 378503
TENNECO                          Bermuda                                                  27204   22SE1995
TENNECO                          Bermuda                                                  27206   22SE1995
TENNECO                          Bermuda                                                  27207   22SE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Bermuda                                                  27208   22SE1995
TENNECO                          Bermuda                                                  27209   22SE1995
TENNECO                          Bermuda                                                  27210   22SE1995
TENNECO                          Bermuda                                                  27211   22SE1995
TENNECO & DESIGN                 Bermuda                                                  10002   22NO1982
TENNECO & DESIGN                 Bermuda                                                  10004   22NO1982
TENNECO                          Bolivia                                                59126-C   17AU1995
TENNECO                          Bolivia                                                59127-C   17AU1995
TENNECO                          Bolivia                                                59152-C   17AU1995
TENNECO                          Bolivia                                                65450-C   04MR1998
TENNECO                          Bolivia                                                65451-C   04MR1998
TENNECO                          Bolivia                                                65452-C   04MR1998
TENNECO                          Bolivia                                                65453-C   04MR1998
TENNECO                          Bolivia                                                65506-C   09MR1998
TENNECO                          Bolivia                                                65507-C   09MR1998
TENNECO                          Bolivia                                                65570-C   24MR1998
TENNECO                          Bolivia                                                  48019   15NO1988
TENNECO & DESIGN                 Bolivia                                                65548-C   17MR1998
TENNECO & DESIGN                 Bolivia                                                65549-C   17MR1998
TENNECO & DESIGN                 Bolivia                                                65571-C   24MR1998
TENNECO & DESIGN                 Bolivia                                                65572-C   24MR1998
TENNECO & DESIGN                 Bolivia                                                65573-C   24MR1998
TENNECO & DESIGN                 Bolivia                                                59125-C   17AU1995
TENNECO                          Bophuthatswana                                         66/1506
TENNECO                          Bophuthatswana                                         66/1504
TENNECO & DESIGN                 Bophuthatswana                                         66/1511
TENNECO & DESIGN                 Bophuthatswana                                         66/1509
TENNECO & DESIGN                 Bophuthatswana                                        82/0764G
TENNECO & DESIGN                 Bophuthatswana                                         82/0764   05OC1982
TENNECO & DESIGN                 Bophuthatswana                                         82/0763
TENNECO                          Botswana                                                  7363
TENNECO                          Botswana                                                  7365   18AP1996
TENNECO & DESIGN                 Botswana                                               SA11649   22JL1991
TENNECO & DESIGN                 Botswana                                               SA11650   22JL1991
TENNECO                          Brazil                                               817793160   12MR1996
TENNECO & DESIGN                 Brazil                                               817793178   12MR1996
TENNECO                          Brazil                                                 6072038   25AP1975
TENNECO                          Brazil                                                 6085741   25MY1975
TENNECO                          Brazil                                               607554045   27OC1981
TENNECO                          Brazil                                               607554010   27OC1981
TENNECO                          Brazil                                               817765620   05DE1995
TENNECO                          Brazil                                               817793160   12MR1996
TENNECO                          Brazil                                               817793186   28AP1994
TENNECO & DESIGN                 Brazil                                                 6085768   25MY1975
TENNECO & DESIGN                 Brazil                                               006072046   25AP1975
TENNECO & DESIGN                 Brazil                                               607553979   27OC1981
TENNECO & DESIGN                 Brazil                                               810819759   01NO1983
TENNECO & DESIGN                 Brazil                                               810819740   14FE1984
TENNECO & DESIGN                 Brazil                                               607553995   13OC1981
TENNECO & DESIGN                 Brazil                                               607553960   13OC1981

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Brazil                                               817793178   12MR1996
TENNECO & DESIGN                 Brazil                                               817793194   12MR1995
TENNECO                          British Virgin Islands                                    1978
TENNECO                          British Virgin Islands                                    2933   10OC1995
TENNECO & DESIGN                 British Virgin Islands                                    2934   10OC1995
TENNECO                          British Virgin Islands                                    1160
TENNECO                          British Virgin Islands                                    1979
TENNECO & DESIGN                 British Virgin Islands                                    1159
TENNECO                          Brunei                                                    3367   22JE1967
TENNECO                          Brunei                                                    3368   22JE1967
TENNECO                          Brunei                                                    3369   22JE1967
TENNECO                          Brunei                                                    3370   22JE1967
TENNECO                          Brunei                                                    3371   22JE1967
TENNECO                          Brunei                                                    3372   22JE1967
TENNECO                          Brunei                                                   22010   25SE1995
TENNECO                          Brunei                                                   22458   25SE1995
TENNECO & DESIGN                 Brunei                                                    3373   22JE1967
TENNECO & DESIGN                 Brunei                                                    3374   22JE1967
TENNECO & DESIGN                 Brunei                                                    3375   22JE1967
TENNECO & DESIGN                 Brunei                                                    3376   22JE1967
TENNECO & DESIGN                 Brunei                                                    3377   22JE1967
TENNECO & DESIGN                 Brunei                                                    3378   22JE1967
TENNECO & DESIGN                 Brunei                                                   21499   25SE1995
TENNECO & DESIGN                 Brunei                                                   22008   25SE1995
TENNECO & DESIGN                 Brunei                                                   22460   25SE1995
TENNECO & DESIGN                 Brunei                                                   22917   22SE1995
TENNECO                          Bulgaria                                                  5337   21NO1996
TENNECO & DESIGN                 Bulgaria                                                  5338   21NO1996
TENNECO                          Bulgaria                                                 13692
TENNECO & DESIGN                 Bulgaria                                                 13693
TENNECO                          Burma                                                1674/1982
TENNECO & DESIGN                 Burma                                                1675/1982
TENNECO & DESIGN                 Burundi                                                   1907   25OC1982
TENNECO                          Canada                                                  164560   08AU1984
TENNECO                          Canada                                                  271058   16JL1982
TENNECO                          Canada                                                  271239   23JL1982
TENNECO                          Canada                                                  338835   08AP1988
TENNECO                          Canada                                                  389592   25OC1991
TENNECO                          Canada                                                  437524   30DE1994
TENNECO                          Canada                                                  501483   30SE1998
TENNECO & DESIGN                 Canada                                                  169630   12JE1985
TENNECO & DESIGN                 Canada                                                  338938   08AP1988
TENNECO & DESIGN                 Canada                                                  389387   11OC1991
TENNECO & DESIGN                 Canada                                                  418508   22OC1993
TENNECO & DESIGN                 Canada                                                  501705   02OC1998
TENNECO                          Chile                                                   431708   21SE1994
TENNECO                          Chile                                                   509272   01JE1998
TENNECO                          Chile                                                   525210   23OC1998
TENNECO & DESIGN                 Chile                                                   431709   21SE1994
TENNECO & DESIGN                 Chile                                                   353748   06AP1990
TENNECO & DESIGN                 Chile                                                   392145   04SE1992
TENNECO                          China P.R.                                              904147   27NO1996

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          China P.R.                                              989224   21AP1997
TENNECO                          China P.R.                                              989603   21AP1997
TENNECO                          China P.R.                                              992005   28AP1997
TENNECO                          China P.R.                                              996258   07MY1997
TENNECO                          China P.R.                                             1001728   07MY1997
TENNECO                          China P.R.                                             1007489   14MY1997
TENNECO                          China P.R.                                             1019814   28MY1997
TENNECO                          China P.R.                                             1056478   21JL1997
TENNECO                          China P.R.                                             1067746   28JL1997
TENNECO & DESIGN                 China P.R.                                              904141   27NO1996
TENNECO & DESIGN                 China P.R.                                              989225   21AP1997
TENNECO & DESIGN                 China P.R.                                              989604   21AP1997
TENNECO & DESIGN                 China P.R.                                              992004   28AP1997
TENNECO & DESIGN                 China P.R.                                              996257   07MY1997
TENNECO & DESIGN                 China P.R.                                             1001727   07MY1997
TENNECO & DESIGN                 China P.R.                                             1001730   07MY1997
TENNECO & DESIGN                 China P.R.                                             1007488   14MY1997
TENNECO & DESIGN                 China P.R.                                             1019810   28MY1997
TENNECO & DESIGN                 China P.R.                                             1056480   21JL1997
TENNECO & DESIGN                 China P.R.                                             1067748   28JL1997
TENNECO & DESIGN                 China P.R.                                              989222   21AP1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                              989606   21AP1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                              992002   28AP1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                              996259   07MY1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                             1007486   14MY1997
(IN CHINEE)
TENNECO & DESIGN                 China P.R.                                             1019811   28MY1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                             1056477   21JL1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                             1067749   28JL1997
(IN CHINESE)
TENNECO & DESIGN                 China P.R.                                              180234   05JL1983
TENNECO & DESIGN                 China P.R.                                              760762   14AU1995
TENNECO (IN CHINESE)             China P.R.                                              989223   21AP1997
TENNECO (IN CHINESE)             China P.R.                                              989605   20AP1997
TENNECO (IN CHINESE)             China P.R.                                              992003   28AP1997
TENNECO (IN CHINESE)             China P.R.                                              996260   07MY1997
TENNECO (IN CHINESE)             China P.R.                                             1001729   07MY1997
TENNECO (IN CHINESE)             China P.R.                                             1007487   14MY1997
TENNECO (IN CHINESE)             China P.R.                                             1019812   28MY1997
TENNECO (IN CHINESE)             China P.R.                                             1056479   21JL1997
TENNECO (IN CHINESE)             China P.R.                                             1067747   28JL1997
TENNECO                          Colombia                                                 65173   08AU1967
TENNECO                          Colombia                                                65173A   08AU1967
TENNECO                          Colombia                                                65173B   08AU1967
TENNECO                          Colombia                                                 65179   08AU1967
TENNECO                          Colombia                                                 65181   08AU1982
TENNECO                          Colombia                                                187950   29JL1996
TENNECO                          Colombia                                                187951   29JL1996
TENNECO                          Colombia                                                188178   13AU1996

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Colombia                                                188179   13AU1996
TENNECO                          Colombia                                                188182   13AU1996
TENNECO                          Colombia                                                188183   13AU1996
TENNECO                          Colombia                                                188368   15AU1996
TENNECO                          Colombia                                                188832   23AU1996
TENNECO & DESIGN                 Colombia                                                 65172   08AU1967
TENNECO & DESIGN                 Colombia                                                65172A   08AU1967
TENNECO & DESIGN                 Colombia                                                 65174   08AU1967
TENNECO & DESIGN                 Colombia                                                 65177   08AU1967
TENNECO & DESIGN                 Colombia                                                187949   29AU1996
TENNECO & DESIGN                 Colombia                                                188180   13AU1996
TENNECO & DESIGN                 Colombia                                                188181   13AU1996
TENNECO & DESIGN                 Colombia                                                188186   13AU1996
TENNECO & DESIGN                 Colombia                                                188187   13AU1996
TENNECO & DESIGN                 Colombia                                                188194   13AU1996
TENNECO & DESIGN                 Colombia                                                188195   13AU1996
TENNECO & DESIGN                 Colombia                                                188196   13AU1996
TENNECO & DESIGN                 Colombia                                                188197   13AU1996
TENNECO & DESIGN                 Colombia                                                106946   30AU1984
TENNECO                          Costa Rica                                               35778   30MY1982
TENNECO                          Costa Rica                                               35793   01JE1982
TENNECO                          Costa Rica                                               35795   01JE1982
TENNECO                          Costa Rica                                               35797   01JE1982
TENNECO                          Costa Rica                                               35798   01JE1982
TENNECO                          Costa Rica                                               35800   01JE1982
TENNECO & DESIGN                 Costa Rica                                               14043   28JL1982
TENNECO & DESIGN                 Costa Rica                                               35734   30MY1992
TENNECO & DESIGN                 Costa Rica                                               35790   01JE1982
TENNECO & DESIGN                 Costa Rica                                               35829   22JE1982
TENNECO & DESIGN                 Costa Rica                                               35830   22JE1982
TENNECO & DESIGN                 Costa Rica                                               35831   22JE1982
TENNECO & DESIGN                 Costa Rica                                               35872   06JE1982
TENNECO & DESIGN                 Costa Rica                                               61649   05JA1983
TENNECO & DESIGN                 Costa Rica                                               61650   05JA1983
TENNECO                          Cuba                                                    116328   25JE1986
TENNECO                          Cuba                                                    116332   25JE1986
TENNECO                          Cyprus                                                   11201
TENNECO                          Cyprus                                                   11202
TENNECO                          Cyprus                                                   11203
TENNECO                          Cyprus                                                   11204
TENNECO                          Cyprus                                                   43474   22OC1998
TENNECO                          Cyprus                                                   43475   22OC1998
TENNECO                          Cyprus                                                   43476   22OC1998
TENNECO                          Cyprus                                                   43477   22OC1998
TENNECO                          Cyprus                                                   43478   22OC1998
TENNECO                          Cyprus                                                   43479   22OC1998
TENNECO                          Cyprus                                                   43480   22OC1998
TENNECO                          Cyprus                                                   43481   22OC1998
TENNECO & DESIGN                 Cyprus                                                   11205
TENNECO & DESIGN                 Cyprus                                                   11206
TENNECO & DESIGN                 Cyprus                                                   11207
TENNECO & DESIGN                 Cyprus                                                   11208
TENNECO & DESIGN                 Cyprus                                                   43464   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43465   22OC1998

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Cyprus                                                   43467   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43468   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43469   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43470   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43471   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43472   22OC1998
TENNECO & DESIGN                 Cyprus                                                   43473   22OC1998
TENNECO & DESIGN                 Cyprus                                                   23042   05OC1982
TENNECO & DESIGN                 Cyprus                                                   23044   05OC1982
TENNECO                          Czech Republic                                          205246   10NO1997
TENNECO & DESIGN                 Czech Republic                                          166350
TENNECO                          Denmark                                                   3202   10NO1967
TENNECO & DESIGN                 Denmark                                              3196/1982   03SE1982
TENNECO                          Dominican Republic                                       15419   19JA1967
TENNECO                          Dominican Republic                                       15408   18JA1967
TENNECO                          Dominican Republic                                       15421   20JA1967
TENNECO                          Dominican Republic                                       34086   30JE1982
TENNECO                          Dominican Republic                                       81867   15JA1996
TENNECO                          Dominican Republic                                       81813   15JA1986
TENNECO                          Dominican Republic                                       81305   15JA1986
TENNECO                          Dominican Republic                                       81530   15JA1986
TENNECO                          Dominican Republic                                       81537   15JA1986
TENNECO & DESIGN                 Dominican Republic                                       81814   15JA1996
TENNECO & DESIGN                 Dominican Republic                                       81823   15JA1996
TENNECO & DESIGN                 Dominican Republic                                       81536   15JA1996
TENNECO & DESIGN                 Dominican Republic                                       81306   15JA1996
TENNECO & DESIGN                 Dominican Republic                                       81518   15JA1996
TENNECO & DESIGN                 Dominican Republic                                       81866   15JA1996
TENNECO & DESIGN                 Dominican Republic                                       81305   15JA1996
TENNECO                          Ecuador                                                 270-88   20FE1967
TENNECO                          Ecuador                                                0504-95   31MY1995
TENNECO                          Ecuador                                                0505-95   31MY1995
TENNECO                          Ecuador                                                1774-95   31MY1995
TENNECO                          Ecuador                                                  61264   28AP1997
TENNECO                          Ecuador                                                  61265   28AP1997
TENNECO                          Ecuador                                                  61266   28AP1997
TENNECO                          Ecuador                                                  61267   28AP1997
TENNECO                          Ecuador                                                  61268   28AP1997
TENNECO                          Ecuador                                                  61269   28AP1997
TENNECO & DESIGN                 Ecuador                                                    691   01NO1967
TENNECO & DESIGN                 Ecuador                                                1780-95   31MY1995
TENNECO & DESIGN                 Ecuador                                                  61270   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61271   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61272   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61273   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61274   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61275   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61276   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61278   28AP1997
TENNECO & DESIGN                 Ecuador                                                  61279   28AP1997
TENNECO & DESIGN                 Ecuador                                                 467-88   02SE1988

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Ecuador                                                 734-88   24NO1982
TENNECO                          Egypt                                                    43492   30AP1987
TENNECO & DESIGN                 Egypt                                                    60720   10MY1982
TENNECO & DESIGN                 Egypt                                                    60721   10MY1982
TENNECO                          El Salvador                                             158/78   16SE1998
TENNECO                          El Salvador                                                 29   08NO1996
TENNECO                          El Salvador                                              00062   07OC1997
TENNECO                          El Salvador                                              00129   22MY1997
TENNECO                          El Salvador                                                186   17JA1997
TENNECO                          El Salvador                                                187   03DE1996
TENNECO                          El Salvador                                              00217   17FE1997
TENNECO                          El Salvador                                              00218   17FE1997
TENNECO & DESIGN                 El Salvador                                             117/78   15JE1998
TENNECO & DESIGN                 El Salvador                                                 28   28MY1997
TENNECO & DESIGN                 El Salvador                                              00129   17JA1997
TENNECO & DESIGN                 El Salvador                                              00153   05MR1997
TENNECO & DESIGN                 El Salvador                                              00196   25FE1997
TENNECO & DESIGN                 El Salvador                                              00197   25FE1997
TENNECO & DESIGN                 El Salvador                                               7444   14JA1997
TENNECO & DESIGN                 El Salvador                                               9453   09MY1997
TENNECO                          El Salvador                                              15843   25AP1968
TENNECO & DESIGN                 Estonia                                                  10051   14AP1994
TENNECO & DESIGN                 Estonia                                                  11100   27MY1994
TENNECO                          Ethiopia                                                  0825   01NO1997
TENNECO                          Fiji Islands                                             27166   10OC1995
TENNECO                          Fiji Islands                                             27168   10OC1995
TENNECO                          Fiji Islands                                             27169   10OC1995
TENNECO                          Fiji Islands                                             27170   10OC1995
TENNECO                          Fiji Islands                                             27171   10OC19995
TENNECO                          Fiji Islands                                             27172   10OC1995
TENNECO                          Fiji Islands                                             27174   10OC1995
TENNECO & DESIGN                 Fiji Islands                                             27167   10OC1995
TENNECO & DESIGN                 Fiji Islands                                             27177   10OC1995
TENNECO & DESIGN                 Fiji Islands                                             27178   10OC1995
TENNECO & DESIGN                 Fiji Islands                                             27179   10OC1995
TENNECO & DESIGN                 Fiji Islands                                             27180   10OC1995
TENNECO & DESIGN                 Fiji Islands                                             27181   10OC1995
TENNECO                          Finland                                                  50773   04AU1997
TENNECO & DESIGN                 Finland                                                  89391   05JL1984
TENNECO                          France                                                 1591891   14MY1990
TENNECO                          France                                                 1602780
TENNECO & DESIGN                 France                                                 1602778   17JL1990
TENNECO &                        France                                                 1602779   17JL1990
DESIGN(COLOR)
TENNECO & DESIGN                 France                                                 1698802   10OC1991
TENNECO                          Georgia                                                   2352   12JE1996

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Ghana                                                    24121
TENNECO & DESIGN                 Ghana                                                    24120   15MR1983
TENNECO                          Great Britain                                           893445   20AP1987
TENNECO                          Great Britain                                           893446   20AP1987
TENNECO                          Great Britain                                           893447   20AP1987
TENNECO                          Great Britain                                           893448   20AP1987
TENNECO                          Great Britain                                           893449   20AP1987
TENNECO                          Great Britain                                          2038076   20SE1995
TENNECO & DESIGN                 Great Britain                                           893450   20AP1987
TENNECO & DESIGN                 Great Britain                                           893451   20AP1987
TENNECO & DESIGN                 Great Britain                                           893452   20AP1987
TENNECO & DESIGN                 Great Britain                                           893453   20AP1987
TENNECO & DESIGN                 Great Britain                                           893454   20AP1987
TENNECO & DESIGN                 Great Britain                                          1125272   06DE1979
TENNECO                          Greece                                                   36882   30JA1967
TENNECO & DESIGN                 Greece                                                  126259   22SE1995
TENNECO & DESIGN                 Greece                                                   71664   21AP1982
TENNECO                          Guatemala                                                22958   29DE1980
TENNECO                          Guatemala                                                22959   29DE1980
TENNECO                          Guatemala                                                22960   29DE1980
TENNECO                          Guatemala                                                22961   29DE1980
TENNECO                          Guatemala                                                24223   16NO1981
TENNECO                          Guatemala                                                24225   19AP1982
TENNECO                          Guatemala                                                24226   16NO1981
TENNECO                          Guatemala                                                24227   16NO1981
TENNECO                          Guatemala                                                82417   23DE1996
TENNECO                          Guatemala                                                83420   16JA1997
TENNECO                          Guatemala                                                83783   20JA1997
TENNECO & DESIGN                 Guatemala                                                43199   07MY1982
TENNECO & DESIGN                 Guatemala                                                43367   14MY1982
TENNECO & DESIGN                 Guatemala                                                43370   14MY1982
TENNECO & DESIGN                 Guatemala                                                43371   14MY1982
TENNECO & DESIGN                 Guatemala                                                43514   04JE1982
TENNECO & DESIGN                 Guatemala                                                81630   23DE1996
TENNECO & DESIGN                 Guatemala                                                82416   23DE1996
TENNECO & DESIGN                 Guatemala                                                91911   10NO1998
TENNECO & DESIGN                 Guatemala                                                43368   14MY1982
TENNECO & DESIGN                 Guatemala                                                43369   14MY1982
TENNECO                          Guyana                                                   6541A   22DE1966
TENNECO                          Guyana                                                   6543A   22DE1966
TENNECO                          Guyana                                                   6545A   22DE1966
TENNECO                          Guyana                                                   6546A
TENNECO                          Guyana                                                   6547A   22DE1966
TENNECO                          Guyana                                                   6549A   22DE1966
TENNECO & DESIGN                 Guyana                                                   6521A   22DE1966
TENNECO & DESIGN                 Guyana                                                   6539A   22DE1966
TENNECO & DESIGN                 Guyana                                                   6542A   22DE1966
TENNECO & DESIGN                 Guyana                                                   6544A   22DE1966
TENNECO & DESIGN                 Guyana                                                   6548A   22DE1966
TENNECO & DESIGN                 Guyana                                                   6550A   22DE1966
TENNECO & DESIGN                 Guyana                                                  11827A   12NO1982

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Guyana                                                  11828A   12NO1982
TENNECO                          Haiti                                                  370/112   12SE1997
TENNECO                          Haiti                                                  371/112   12SE1997
TENNECO                          Haiti                                                  372/112   12SE1997
TENNECO                          Haiti                                                  373/112   12SE1997
TENNECO                          Haiti                                                  374/112   12SE1997
TENNECO                          Haiti                                                  375/112   12SE1997
TENNECO                          Haiti                                                  376/112   12SE1997
TENNECO                          Haiti                                                  377/112   12SE1997
TENNECO                          Haiti                                                  378/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  379/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  380/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  382/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  383/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  384/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  385/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  386/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  387/112   12SE1997
TENNECO & DESIGN                 Haiti                                                  388/112   12SE1997
TENNECO                          Honduras                                                  3468   15MR1996
TENNECO                          Honduras                                                  3472   15MR1996
TENNECO                          Honduras                                                  3473   15MR1996
TENNECO                          Honduras                                                  3474   15MR1996
TENNECO                          Honduras                                                  3475   15MR1996
TENNECO                          Honduras                                                 17064   10JL1980
TENNECO                          Honduras                                                 40890   11OC1982
TENNECO                          Honduras                                                 40891   11OC1982
TENNECO                          Honduras                                                 40893   11OC1982
TENNECO                          Honduras                                                 40894   11OC1982
TENNECO                          Honduras                                                 40896   11OC1982
TENNECO                          Honduras                                                 40897   11OC1982
TENNECO                          Honduras                                                 64604   15MR1996
TENNECO                          Honduras                                                 64605   15MR1996
TENNECO & DESIGN                 Honduras                                                  3469   15MR1996
TENNECO & DESIGN                 Honduras                                                  3470   15MR1996
TENNECO & DESIGN                 Honduras                                                  3471   15MR1996
TENNECO & DESIGN                 Honduras                                                  3477   15MR1996
TENNECO & DESIGN                 Honduras                                                  3478   15MR1996
TENNECO & DESIGN                 Honduras                                                 17065   10JL1980
TENNECO & DESIGN                 Honduras                                                 41471   16FE1983
TENNECO & DESIGN                 Honduras                                                 41473   16FE1983
TENNECO & DESIGN                 Honduras                                                 41475   16FE1983
TENNECO & DESIGN                 Honduras                                                 41477   16FE1983
TENNECO & DESIGN                 Honduras                                                 41478   16FE1983
TENNECO & DESIGN                 Honduras                                                 62621   15MR1996
TENNECO & DESIGN                 Honduras                                                 64597   15MR1996
TENNECO & DESIGN                 Honduras                                                 64603   15MR1996
TENNECO & DESIGN                 Honduras                                                 65611   15MR1996
TENNECO & DESIGN                 Honduras                                                 41472   16FE1983
TENNECO & DESIGN                 Honduras                                                 41476   16FE1983
TENNECO                          Hong Kong                                             310/1968   23DE1966
TENNECO                          Hong Kong                                             881/1967   23DE1966
TENNECO                          Hong Kong                                             883/1967   23DE1966
TENNECO                          Hong Kong                                             885/1967   23DE1966

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Hong Kong                                             887/1967   23DE1966
TENNECO                          Hong Kong                                               308/68   23DE1966
TENNECO                          Hong Kong                                              1805/99   22SE1995
TENNECO                          Hong Kong                                              1823/99   22SE1995
TENNECO                          Hong Kong                                              1824/99   22SE1995
TENNECO                          Hong Kong                                              7910/98   06AU1998
TENNECO                          Hong Kong                                              7911/98   06AU1998
TENNECO                          Hong Kong                                              7912/98   06AU1998
TENNECO                          Hong Kong                                             11827/98   16NO1998
TENNECO & DESIGN                 Hong Kong                                             307/1968   23DE1966
TENNECO & DESIGN                 Hong Kong                                             309/1968   23DE1966
TENNECO & DESIGN                 Hong Kong                                             880/1967   23DE1966
TENNECO & DESIGN                 Hong Kong                                             882/1967   23DE1966
TENNECO & DESIGN                 Hong Kong                                             884/1967   23DE1966
TENNECO & DESIGN                 Hong Kong                                             886/1967   23DE1966
TENNECO & DESIGN                 Hong Kong                                               231/98   13JA1998
TENNECO & DESIGN                 Hong Kong                                              1803/99   22SE1995
TENNECO & DESIGN                 Hong Kong                                              1821/99   22SE1995
TENNECO & DESIGN                 Hong Kong                                              1822/99   22SE1995
TENNECO & DESIGN                 Hong Kong                                              5225/98   22SE1995
TENNECO & DESIGN                 Hong Kong                                              5226/98   22SE1995
TENNECO & DESIGN                 Hong Kong                                              7908/98   06AU1998
TENNECO & DESIGN                 Hong Kong                                              7909/98   06AU1998
TENNECO & DESIGN                 Hong Kong                                             10522/99   22SE1995
TENNECO & DESIGN                 Hong Kong                                                 1686   07JA1983
TENNECO & DESIGN                 Hong Kong                                                 1687   07JA1983
TENNECO & DESIGN                 Hungary                                                123551G
TENNECO & DESIGN                 Iceland                                               430/1982   30DE1982
TENNECO                          India                                                   155495   03DE1979
TENNECO                          India                                                   239439   14DE1966
TENNECO                          India                                                   239440   14DE1966
TENNECO                          India                                                   239441
TENNECO                          India                                                   239443   14DE1966
TENNECO                          India                                                   239444   14DE1966
TENNECO & DESIGN                 India                                                   239445   14DE1966
TENNECO & DESIGN                 India                                                   239446   14DE1966
TENNECO & DESIGN                 India                                                   239447   14DE1966
TENNECO & DESIGN                 India                                                   239448   14DE1966
TENNECO & DESIGN                 India                                                   239449   14DE1966
TENNECO & DESIGN                 India                                                   239450   14DE1966
TENNECO                          Indonesia                                               350238   29DE1995
TENNECO                          Indonesia                                               352986   02FE1996
TENNECO                          Indonesia                                               360254   30MY1996
TENNECO                          Indonesia                                               364096   30JL1996
TENNECO                          Indonesia                                               364216   30JL1996
TENNECO                          Indonesia                                               364842   01AU1996
TENNECO                          Indonesia                                               390410   29JL1997
TENNECO                          Indonesia                                               390411   29JL1997
TENNECO & DESIGN                 Indonesia                                               348537   24NO1995
TENNECO & DESIGN                 Indonesia                                               352988   02FE1996
TENNECO & DESIGN                 Indonesia                                               360253   30MY1996
TENNECO & DESIGN                 Indonesia                                               363266   28JE1996
TENNECO & DESIGN                 Indonesia                                               363269   28JE1998

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Indonesia                                               364139   30JL1996
TENNECO & DESIGN                 Indonesia                                               364140   30JL1996
TENNECO & DESIGN                 Indonesia                                               364841   01AU1996
TENNECO & DESIGN                 Indonesia                                               364843   01AU1996
TENNECO & DESIGN                 Indonesia                                               305135   07DE1992
TENNECO & DESIGN                 Indonesia                                               305136   07DE1992
TENNECO                          Iran                                                     30311
TENNECO & DESIGN                 Iran                                                     55380   24MY1982
TENNECO                          Ireland                                                  70236   19AP1987
TENNECO                          Ireland                                                  70237
TENNECO                          Ireland                                                  70238   19AP1987
TENNECO                          Ireland                                                  70239   19AP1987
TENNECO                          Ireland                                                  70240   19AP1987
TENNECO                          Ireland                                                 201990   01JL1996
TENNECO & DESIGN                 Ireland                                                  70241   26AP1987
TENNECO & DESIGN                 Ireland                                                  70242   26AP1987
TENNECO & DESIGN                 Ireland                                                  70243   26AP1987
TENNECO & DESIGN                 Ireland                                                  70244   26AP1987
TENNECO & DESIGN                 Ireland                                                  70245   26AP1987
TENNECO & DESIGN                 Ireland                                                 201989   01JL1996
TENNECO & DESIGN                 Ireland                                                 108253   20DE1982
TENNECO & DESIGN                 Ireland                                                 108255   20DE1982
TENNECO                          Israel                                                  100977   22SE1995
TENNECO                          Israel                                                  100978   22SE1995
TENNECO                          Israel                                                  100980   04FE1998
TENNECO                          Israel                                                  100981   22SE1995
TENNECO                          Israel                                                  100982   05AU1997
TENNECO                          Israel                                                  100983
TENNECO                          Israel                                                  100984   22SE1995
TENNECO                          Israel                                                  100985
TENNECO                          Israel                                                  100986   02JL1997
TENNECO & DESIGN                 Israel                                                  100900   04FE1998
TENNECO & DESIGN                 Israel                                                  100984   22SE1995
TENNECO & DESIGN                 Israel                                                  100987   22SE1995
TENNECO & DESIGN                 Israel                                                  100988   22SE1995
TENNECO & DESIGN                 Israel                                                  100991   22SE1995
TENNECO & DESIGN                 Israel                                                  100992   02JL1997
TENNECO & DESIGN                 Israel                                                  100993   22SE1995
TENNECO & DESIGN                 Israel                                                  100995   22SE1995
TENNECO & DESIGN                 Israel                                                  100996   02JL1997
TENNECO                          Italy                                                   403827   16SE1982
TENNECO                          Italy                                                   714656   19AP1996
TENNECO & DESIGN                 Italy                                                   403828   16SE1982
TENNECO & DESIGN                 Italy                                                   714655   19AP1996
TENNECO & DESIGN                 Italy                                                   387561   03OC1980
TENNECO                          Jamaica                                                  11637   15DE1966
TENNECO                          Jamaica                                                  11771   15DE1966
TENNECO                          Jamaica                                                  11784   15DE1966
TENNECO                          Jamaica                                                  12009   15DE1966
TENNECO                          Jamaica                                                  12363   15DE1966
TENNECO & DESIGN                 Jamaica                                                  11662   15DE1966

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Jamaica                                                  12204   15DE1966
TENNECO & DESIGN                 Jamaica                                                  12211   15DE1966
TENNECO & DESIGN                 Jamaica                                                  12237   15DE1966
TENNECO & DESIGN                 Jamaica                                                  12425   15DE1966
TENNECO & DESIGN                 Jamaica                                                  28284   22SE1995
TENNECO & DESIGN                 Jamaica                                                  29092   22SE1995
TENNECO & DESIGN                 Jamaica                                                  29234   22SE1995
TENNECO & DESIGN                 Jamaica                                                  20658
TENNECO & DESIGN                 Jamaica                                                  20836
TENNECO                          Japan                                                  1818000   31OC1985
TENNECO                          Japan                                                  4011684   13JE1997
TENNECO                          Japan                                                  4021196   04JL1997
TENNECO                          Japan                                                  4196397   09OC1998
TENNECO & DESIGN                 Japan                                                  1817999   31OC1985
TENNECO & DESIGN                 Japan                                                  4011686   13JE1997
TENNECO & DESIGN                 Japan                                                  4021197   04JL1997
TENNECO & DESIGN                 Japan                                                  4196399   09OC1998
TENNECO & DESIGN                 Japan                                                  4011687   13JE1997
(IN KATAKANA)
TENNECO & DESIGN                 Japan                                                  4021199   04JL1997
(IN KATAKANA)
TENNECO & DESIGN                 Japan                                                  4196400   09OC1998
(IN KATAKANA)
TENNECO & DESIGN                 Japan                                                  1818001   31OC1985
(KATAKANA
CHARACTERS)
TENNECO (IN                      Japan                                                  4011685   13JE1997
KATAKANA)
TENNECO (IN                      Japan                                                  4060964   26SE1997
KATAKANA)
TENNECO (IN                      Japan                                                  4196398   09OC1998
KATAKANA)
TENNECO (KATAKANA                Japan                                                  1818002   31OC1985
CHARACTERS)
TENNECO                          Jordan                                                    9546   27MY1967
TENNECO                          Jordan                                                    9548   27MY1967
TENNECO                          Jordan                                                    9550   27MY1967
TENNECO                          Jordan                                                    9552   27MY1967
TENNECO                          Jordan                                                    9554   27MY1967
TENNECO                          Jordan                                                    9556   27MY1967
TENNECO                          Jordan                                                   39277   21SE1995
TENNECO                          Jordan                                                   39279   21SE1995
TENNECO & DESIGN                 Jordan                                                    9545   27MY1967
TENNECO & DESIGN                 Jordan                                                    9547   27MY1967
TENNECO & DESIGN                 Jordan                                                    9549   27MY1967
TENNECO & DESIGN                 Jordan                                                    9551   27MY1967
TENNECO & DESIGN                 Jordan                                                    9553   27MY1967
TENNECO & DESIGN                 Jordan                                                    9555   27MY1967
TENNECO & DESIGN                 Jordan                                                   39272   21SE1995
TENNECO & DESIGN                 Jordan                                                   39273   21SE1995
TENNECO & DESIGN                 Jordan                                                   39275   21SE1995
TENNECO & DESIGN                 Jordan                                                   39276   21SE1995
TENNECO & DESIGN                 Kansas                                                    NONE   26AP1961
TENNECO                          Kazakstan                                                 1058   05AP1995
TENNECO                          Kazakstan                                                 6949   13MY1998

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Kenya                                                     0509   22SE1995
TENNECO                          Kenya                                                     0510   22SE1995
TENNECO                          Kenya                                                     0512   22SE1995
TENNECO                          Kenya                                                     0513   22SE1995
TENNECO                          Kenya                                                    15887   06AU1968
TENNECO                          Kenya                                                    15888   06AU1968
TENNECO                          Kenya                                                    15889   06AU1968
TENNECO                          Kenya                                                    15890   06AU1968
TENNECO                          Kenya                                                    43083   22SE1995
TENNECO                          Kenya                                                    43084   22SE1995
TENNECO                          Kenya                                                    43085   22SE1995
TENNECO & DESIGN                 Kenya                                                     0514   22SE1995
TENNECO & DESIGN                 Kenya                                                     0515   22SE1995
TENNECO & DESIGN                 Kenya                                                     0516   22SE1995
TENNECO & DESIGN                 Kenya                                                     0517   22SE1995
TENNECO & DESIGN                 Kenya                                                     0518   22SE1995
TENNECO & DESIGN                 Kenya                                                    15891   06AU1968
TENNECO & DESIGN                 Kenya                                                    15892   06AU1968
TENNECO & DESIGN                 Kenya                                                    15893   06AU1968
TENNECO & DESIGN                 Kenya                                                    15894   06AU1968
TENNECO & DESIGN                 Kenya                                                    43086   22SE1995
TENNECO & DESIGN                 Kenya                                                    43087   22SE1995
TENNECO & DESIGN                 Kenya                                                    43089   22SE1995
TENNECO & DESIGN                 Kenya                                                    43090   22SE1995
TENNECO & DESIGN                 Kenya                                                    30587
TENNECO & DESIGN                 Kenya                                                    30588   26NO1982
TENNECO                          Kuwait                                                    4538
TENNECO                          Kuwait                                                    4539   07JA1970
TENNECO                          Kuwait                                                    4542
TENNECO                          Kuwait                                                    4544
TENNECO                          Kuwait                                                    4590
TENNECO & DESIGN                 Kuwait                                                    4540   07JA1970
TENNECO & DESIGN                 Kuwait                                                    4541
TENNECO & DESIGN                 Kuwait                                                    4543
TENNECO & DESIGN                 Kuwait                                                    4545
TENNECO & DESIGN                 Kuwait                                                    4591
TENNECO                          Kyrgyzstan                                             KG 3492   28JE1996
TENNECO                          Latvia                                                  M15784   20JE1994
TENNECO                          Lebanon                                                  71074
TENNECO                          Lesotho                                          LS/M/91/00413   18AP1996
TENNECO                          Lesotho                                                   8991
TENNECO                          Lesotho                                                   9039
TENNECO                          Lesotho                                                   9044
TENNECO                          Lesotho                                                   9045
TENNECO & DESIGN                 Lesotho                                                   8985
TENNECO & DESIGN                 Lesotho                                                   8986
TENNECO & DESIGN                 Lesotho                                                   8987
TENNECO & DESIGN                 Lesotho                                                   8988
TENNECO & DESIGN                 Lesotho                                                   8989
TENNECO                          Liberia                                              22995/385   22SE1995
TENNECO                          Liberia                                             131288/907   22MY1967
TENNECO & DESIGN                 Liberia                                              22995/386   22SE1995
TENNECO                          Libya                                                     4902
TENNECO                          Libya                                                     4903
TENNECO                          Libya                                                     4904

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Libya                                                     4905
TENNECO                          Libya                                                     4906
TENNECO                          Libya                                                     4907
TENNECO & DESIGN                 Libya                                                     4908
TENNECO & DESIGN                 Libya                                                     4909
TENNECO & DESIGN                 Libya                                                     4910
TENNECO & DESIGN                 Libya                                                     4911
TENNECO & DESIGN                 Libya                                                     4912
TENNECO & DESIGN                 Libya                                                     4913
TENNECO                          Lithuania                                                10297   28MY1993
TENNECO                          Lithuania                                                29552   14OC1998
TENNECO                          Macao                                                     3386   13JL1990
TENNECO                          Macao                                                     3387   13JL1990
TENNECO                          Macao                                                     3388   13JL1990
TENNECO                          Macao                                                     3392   13JL1990
TENNECO & DESIGN                 Macao                                                     3390   13JL1990
TENNECO & DESIGN                 Macao                                                     3391   13JL1990
TENNECO & DESIGN                 Macao                                                     3398   13JL1990
TENNECO & DESIGN                 Macao                                                     3399   13JL1990
TENNECO & DESIGN                 Macao                                                     3400   13JL1990
TENNECO & DESIGN                 Macao                                                     3401   13JL1990
TENNECO                          Malawi                                                  227/76   15NO1983
TENNECO                          Malawi                                                  227/76   15NO1983
TENNECO                          Malawi                                                  408/95   22SE1995
TENNECO                          Malawi                                                  410/95   22SE1995
TENNECO & DESIGN                 Malawi                                                  411/95   22SE1995
TENNECO & DESIGN                 Malawi                                                  412/95   22SE1995
TENNECO & DESIGN                 Malawi                                                  414/95   22SE1995
TENNECO & DESIGN                 Malawi                                                  415/95   22SE1995
TENNECO                          Malaya                                               M/47082-A   16DE1966
TENNECO                          Malaya                                               M/47083-A   16DE1966
TENNECO                          Malaya                                               M/47085-A   16DE1966
TENNECO                          Malaya                                               M/47080-A   16DE1966
TENNECO                          Malaya                                               M/47081-A   16DE1966
TENNECO                          Malaya                                               M/47084-A   16DE1966
TENNECO & DESIGN                 Malaya                                               M/47090-A   16DE1966
TENNECO & DESIGN                 Malaya                                               M/47086-A   16DE1966
TENNECO & DESIGN                 Malaya                                               M/47089-A
TENNECO & DESIGN                 Malaya                                               M/47086-A   16DE1966
TENNECO & DESIGN                 Malaya                                               M/47087-A   16DE1966
TENNECO & DESIGN                 Malaya                                               M/47088-A
TENNECO & DESIGN                 Malaya                                               M/47090-A   16DE1966
TENNECO & DESIGN                 Malaya                                               M/47091-A
TENNECO & DESIGN                 Malaya                                                83/00289   01OC1983
TENNECO                          Malaysia                                                047630   12AU1997
TENNECO                          Malaysia                                                048482   03OC1997
TENNECO & DESIGN                 Malaysia                                                047847   15AU1997
TENNECO & DESIGN                 Malaysia                                                048484   03OC1997
TENNECO & DESIGN                 Malaysia                                              83/00290   01OC1983
TENNECO                          Malta                                                    15850   12AU1997
TENNECO                          Malta                                                    24787   22SE1995
TENNECO                          Malta                                                    24788   22SE1995
TENNECO & DESIGN                 Malta                                                    24789   22SE1995
TENNECO & DESIGN                 Malta                                                    24790   22SE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Malta                                                    24792   22SE1995
TENNECO & DESIGN                 Malta                                                    24793   22SE1995
TENNECO                          Mexico                                                  131058   28JE1966
TENNECO                          Mexico                                                  131059   28JE1967
TENNECO                          Mexico                                                  131061   28JE1966
TENNECO                          Mexico                                                  131062   28JE1966
TENNECO                          Mexico                                                  131607
TENNECO                          Mexico                                                  134285   28JE1986
TENNECO                          Mexico                                                  466910   19JL1994
TENNECO                          Mexico                                                  469430   12AU1994
TENNECO & DESIGN                 Mexico                                                  131053   28JE1986
TENNECO & DESIGN                 Mexico                                                  131054   28JE1986
TENNECO & DESIGN                 Mexico                                                  131055   28JE1986
TENNECO & DESIGN                 Mexico                                                  131056   28JE1986
TENNECO & DESIGN                 Mexico                                                  131057   28JE1986
TENNECO & DESIGN                 Mexico                                                  132178   28JE1966
TENNECO & DESIGN                 Mexico                                                  471522   29AU1994
TENNECO & DESIGN                 Mexico                                                  131052   28JE1986
TENNECO & DESIGN                 Mexico                                                  202286   10JE1976
TENNECO & DESIGN                 Mexico                                                  244981   12MY1980
TENNECO & DESIGN                 Mexico                                                  471522   29AU1994
TENNECO & DESIGN                 Moldova                                                     58   08AP1994
TENNECO & DESIGN                 Moldova                                                     59   08AP1994
TENNECO & DESIGN                 Mississippi                                              T-274   28AP1961
TENNECO                          Monoco                                                 9617417   31JA1967
TENNECO & DESIGN                 Montana                                                  12608   06JL1961
TENNECO & DESIGN                 Morocco                                                  32225   03MY1982
TENNECO                          Nepal                                                11243/052   24DE1995
TENNECO                          Nepal                                                11244/052   24DE1995
TENNECO                          Nepal                                                11246/052   24DE1995
TENNECO                          Nepal                                                11247/052   24DE1995
TENNECO                          Nepal                                                11248/052   24DE1995
TENNECO                          Nepal                                                11249/052   24DE1995
TENNECO                          Nepal                                                11250/052   24DE1995
TENNECO                          Nepal                                                11261/052   24DE1995
TENNECO                          Nepal                                                11262/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11253/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11254/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11256/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11257/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11258/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11259/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11260/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11251/052   24DE1995
TENNECO & DESIGN                 Nepal                                                11252/052   24DE1995
TENNECO                          Netherlands Antilles                                      6822   05JL1998
TENNECO & DESIGN                 Netherlands Antilles                                     12823   03MR1983
TENNECO                          New Zealand                                            A-82948   12DE1987
TENNECO                          New Zealand                                            A-82947   12DE1987
TENNECO                          New Zealand                                            A-82946   12DE1987
TENNECO                          New Zealand                                            A-82945   12DE1987
TENNECO                          New Zealand                                            A-82944   12DE1987
TENNECO                          New Zealand                                            A-82943   12DE1987
TENNECO                          New Zealand                                             253783   21SE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          New Zealand                                             253784   21SE1995
TENNECO                          New Zealand                                             253785   21SE1995
TENNECO                          New Zealand                                             253786   21SE1995
TENNECO                          New Zealand                                             253787   21SE1995
TENNECO                          New Zealand                                             253788   21SE1995
TENNECO                          New Zealand                                             253789   21SE1995
TENNECO & DESIGN                 New Zealand                                            A-82954   12DE1987
TENNECO & DESIGN                 New Zealand                                            A-82953   12DE1987
TENNECO & DESIGN                 New Zealand                                            A-82952   12DE1987
TENNECO & DESIGN                 New Zealand                                            A-82951   12DE1987
TENNECO & DESIGN                 New Zealand                                            A-82950   12DE1987
TENNECO & DESIGN                 New Zealand                                            A-82949   12DE1987
TENNECO & DESIGN                 New Zealand                                             253790   21SE1995
TENNECO & DESIGN                 New Zealand                                             253791   21SE1995
TENNECO & DESIGN                 New Zealand                                             253793   21SE1995
TENNECO & DESIGN                 New Zealand                                             253794   21SE1995
TENNECO & DESIGN                 New Zealand                                             253795   21SE1995
TENNECO & DESIGN                 New Zealand                                             253796   21SE1995
TENNECO & DESIGN                 New Zealand                                             253797   21SE1995
TENNECO & DESIGN                 New Zealand                                             253798   21SE1995
TENNECO & DESIGN                 New Zealand                                             253799   21SE1995
TENNECO & DESIGN                 New Zealand                                             145947   11FE1983
TENNECO & DESIGN                 New Zealand                                             145948   11FE1983
TENNECO                          Nicaragua                                                17595   03AP1998
TENNECO                          Nicaragua                                                30703   09AP1996
TENNECO                          Nicaragua                                                30704   09AP1996
TENNECO                          Nicaragua                                                30705   09AP1996
TENNECO                          Nicaragua                                                30979   06MY1996
TENNECO                          Nicaragua                                                30980   06MY1996
TENNECO                          Nicaragua                                                30981   06MY1996
TENNECO                          Nicaragua                                                31007   07MY1996
TENNECO & DESIGN                 Nicaragua                                                30681   29MR1996
TENNECO & DESIGN                 Nicaragua                                                30683   29MR1996
TENNECO & DESIGN                 Nicaragua                                                30684   29MR1996
TENNECO & DESIGN                 Nicaragua                                                30702   09AP1996
TENNECO & DESIGN                 Nicaragua                                                30994   06MY1996
TENNECO & DESIGN                 Nicaragua                                                30995   06MY1996
TENNECO & DESIGN                 Nicaragua                                                33055   19DE1996
TENNECO & DESIGN                 Nicaragua                                                33211   29JA1997
TENNECO & DESIGN                 Nicaragua                                                36467   08FE1998
TENNECO & DESIGN                 Nicaragua                                                14890   03FE1983
TENNECO                          Nigeria                                                  54269   22SE1995
TENNECO                          Nigeria                                                  54270   22SE1995
TENNECO                          Nigeria                                                  54271   22SE1995
TENNECO                          Nigeria                                                  54272   22SE1995
TENNECO & DESIGN                 Nigeria                                                  54273   22SE1995
TENNECO & DESIGN                 Nigeria                                                  43409   18FE1983
TENNECO                          Norway                                                   70034   15SE1986
TENNECO                          Norway                                                  178128   21NO1996
TENNECO & DESIGN                 Norway                                                  115305   05JA1984
TENNECO                          O.A.P.I                                                  35497   22SE1995
TENNECO & DESIGN                 O.A.P.I                                                  35494   22SE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Pakistan                                                 46497   20DE1966
TENNECO                          Pakistan                                                 46500   20DE1966
TENNECO                          Pakistan                                                 46501   20DE1966
TENNECO                          Pakistan                                                 46503   20DE1966
TENNECO                          Pakistan                                                 46504   20DE1966
TENNECO                          Pakistan                                                 46506   20DE1966
TENNECO & DESIGN                 Pakistan                                                 46498   20DE1966
TENNECO & DESIGN                 Pakistan                                                 46499   20DE1966
TENNECO & DESIGN                 Pakistan                                                 46502   20DE1966
TENNECO & DESIGN                 Pakistan                                                 46505   20DE1966
TENNECO & DESIGN                 Pakistan                                                 46507   20DE1966
TENNECO & DESIGN                 Pakistan                                                 46508   20DE1966
TENNECO & DESIGN                 Pakistan                                                 96073   15OC1987
TENNECO                          Panama                                                   13156   18FE1981
TENNECO                          Panama                                                   67633   18FE1991
TENNECO                          Panama                                                   67634   18FE1991
TENNECO                          Panama                                                   67635   18FE1991
TENNECO                          Panama                                                   67637   18FE1991
TENNECO                          Panama                                                   67638   18FE1991
TENNECO                          Panama                                                   67639   18FE1991
TENNECO                          Panama                                                   67640   18FE1991
TENNECO                          Panama                                                   67641   18FE1991
TENNECO                          Panama                                                   77940   23OC1995
TENNECO                          Panama                                                   77941   23OC1995
TENNECO                          Panama                                                   77942   23OC1995
TENNECO                          Panama                                                   77943   23OC1995
TENNECO                          Panama                                                   77944   23OC1995
TENNECO                          Panama                                                   77945   23OC1995
TENNECO                          Panama                                                   77946   23OC1995
TENNECO                          Panama                                                   77947   23OC1995
TENNECO                          Panama                                                   79745   29FE1996
TENNECO & DESIGN                 Panama                                                   13170   19FE1971
TENNECO & DESIGN                 Panama                                                   60010   19FE1991
TENNECO & DESIGN                 Panama                                                   60011   19FE1991
TENNECO & DESIGN                 Panama                                                   60012   19FE1991
TENNECO & DESIGN                 Panama                                                   60013   19FE1991
TENNECO & DESIGN                 Panama                                                   60015   19FE1991
TENNECO & DESIGN                 Panama                                                   60016   19FE1991
TENNECO & DESIGN                 Panama                                                   60018   19FE1971
TENNECO & DESIGN                 Panama                                                   77949   23OC1995
TENNECO & DESIGN                 Panama                                                   77950   23OC1995
TENNECO & DESIGN                 Panama                                                   77951   23OC1995
TENNECO & DESIGN                 Panama                                                   77952   23OC1995
TENNECO & DESIGN                 Panama                                                   77953   23OC1995
TENNECO & DESIGN                 Panama                                                   77954   23OC1995
TENNECO & DESIGN                 Panama                                                   77955   23OC1995
TENNECO & DESIGN                 Panama                                                   77956   23OC1995
TENNECO & DESIGN                 Panama                                                   77958   23OC1995
TENNECO & DESIGN                 Panama                                                   34908   09NO1984
TENNECO & DESIGN                 Panama                                                   34995   17OC1984
TENNECO & DESIGN                 Panama                                                   38870   30JE1986
TENNECO & DESIGN                 Panama                                                   38871   26JE1986

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Panama                                                   60014   19FE1991
TENNECO                          Papua New Guinea                                         59059   25SE1995
TENNECO                          Papua New Guinea                                         59060   25SE1995
TENNECO                          Papua New Guinea                                         59062   25SE1995
TENNECO                          Papua New Guinea                                         59063   25SE1995
TENNECO                          Papua New Guinea                                         59064   25SE1995
TENNECO                          Papua New Guinea                                         59065   25SE1995
TENNECO                          Papua New Guinea                                         59066   25SE1995
TENNECO                          Papua New Guinea                                         59067   25SE1995
TENNECO                          Papua New Guinea                                         59608   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59049   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59050   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59052   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59053   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59054   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59055   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59056   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59057   25SE1995
TENNECO & DESIGN                 Papua New Guinea                                         59058   25SE1995
TENNECO                          Paraguay                                                125191   30AU1977
TENNECO                          Paraguay                                                157564   27OC1982
TENNECO                          Paraguay                                                190464   26NO1996
TENNECO & DESIGN                 Paraguay                                                157567   27OC1982
TENNECO & DESIGN                 Paraguay                                                190162   25NO1996
TENNECO & DESIGN                 Paraguay                                                190461   26NO1996
TENNECO & DESIGN                 Paraguay                                                157568   27OC1982
TENNECO & DESIGN                 Paraguay                                                157569   27OC1982
TENNECO                          Peru                                                      6713   22MR1996
TENNECO                          Peru                                                      6714   22MR1996
TENNECO                          Peru                                                      6715   22MR1996
TENNECO                          Peru                                                      6797   01AP1996
TENNECO                          Peru                                                      6852   08AP1996
TENNECO                          Peru                                                     23951   05MR1996
TENNECO                          Peru                                                     24096   11MR1996
TENNECO                          Peru                                                     24863   08AP1996
TENNECO                          Peru                                                     71405   23OC1987
TENNECO                          Peru                                                     71406   23OC1987
TENNECO                          Peru                                                     83677   02JA1990
TENNECO & DESIGN                 Peru                                                      6605   11MR1996
TENNECO & DESIGN                 Peru                                                      6606   11MR1996
TENNECO & DESIGN                 Peru                                                      6711   22MR1996
TENNECO & DESIGN                 Peru                                                      6712   22MR1996
TENNECO & DESIGN                 Peru                                                      6886   12AP1996
TENNECO & DESIGN                 Peru                                                     24097   11MR1996
TENNECO & DESIGN                 Peru                                                     24183   13MR1996
TENNECO & DESIGN                 Peru                                                     24524   22MR1996
TENNECO & DESIGN                 Peru                                                     24862   08AP1996
TENNECO & DESIGN                 Peru                                                     69778   13AU1987
TENNECO & DESIGN                 Peru                                                     72038   07DE1987
TENNECO & DESIGN                 Peru                                                     72039   07DE1987
TENNECO & DESIGN                 Peru                                                     46741   09DE1982

TENNECO & DESIGN                 Peru                                                     46744   09DE1982

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Poland                                                   59305
TENNECO                          Portugal                                                312665   15JA1997
TENNECO                          Qatar                                                     7859   15FE1990
TENNECO                          Qatar                                                     7860   28MY1995
TENNECO                          Qatar                                                     7861   28MY1995
TENNECO & DESIGN                 Qatar                                                     7865   15FE1990
TENNECO & DESIGN                 Qatar                                                     7866   28MY1995
TENNECO & DESIGN                 Qatar                                                     7867   15FE1990
TENNECO & DESIGN                 Qatar                                                     7868   28MY1995
TENNECO & DESIGN                 Qatar                                                     7869   15FE1990
TENNECO & DESIGN                 Qatar                                                     7870   15FE1990
TENNECO & DESIGN                 Ras Al-Khaimah                                            3061   30JE1982
TENNECO                          Ras Al-Khaimah                                            3051   30JE1982
TENNECO                          Ras Al-Khaimah                                            3054   30JE1982
TENNECO & DESIGN                 Ras Al-Khaimah                                            3058   30JE1982
TENNECO & DESIGN                 Ras Al-Khaimah                                            3062   30JE1982
TENNECO & DESIGN                 Rhode Island                                              NONE   20MR1961
TENNECO                          Romania                                                  25508   13OC1997
TENNECO & DESIGN                 Romania                                                  12633
TENNECO                          Russia                                                   38061
TENNECO & DESIGN                 Russia                                                   38062
TENNECO & DESIGN                 Russia                                                   72144
TENNECO & DESIGN                 Russia                                                   74512   05MY1983
TENNECO                          Russian Federation                                      166908   18AU1998
TENNECO & DESIGN                 Russian Federation                                       72144
TENNECO & DESIGN                 Russian Federation                                       74512   05MY1983
TENNECO                          Sabah                                                    11710
TENNECO                          Sabah                                                    11711   28AP1967
TENNECO                          Sabah                                                    11712   28AP1967
TENNECO                          Sabah                                                    11713   28AP1967
TENNECO                          Sabah                                                    11714   28AP1967
TENNECO                          Sabah                                                    11715   28AP1967
TENNECO & DESIGN                 Sabah                                                    11704   28AP1967
TENNECO & DESIGN                 Sabah                                                    11705   28AP1967
TENNECO & DESIGN                 Sabah                                                    11706
TENNECO & DESIGN                 Sabah                                                    11707
TENNECO & DESIGN                 Sabah                                                    11708   28AP1967
TENNECO & DESIGN                 Sabah                                                    11709
TENNECO & DESIGN                 Sabah                                                    31593   28FE1983
TENNECO                          Sarawak                                                   7045   26AU1967
TENNECO                          Sarawak                                                   7223   26AU1967
TENNECO                          Sarawak                                                   7224   26AU1967
TENNECO                          Sarawak                                                   7226   26AU1967
TENNECO                          Sarawak                                                   7228   26AU1967
TENNECO                          Sarawak                                                   7231   26AU1967
TENNECO & DESIGN                 Sarawak                                                   7044   19AU1967
TENNECO & DESIGN                 Sarawak                                                   7222   26AU1967

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Sarawak                                                   7225   26AU1967
TENNECO & DESIGN                 Sarawak                                                   7227   26AU1967
TENNECO & DESIGN                 Sarawak                                                   7229   26AU1967
TENNECO & DESIGN                 Sarawak                                                   7230   26AU1967
TENNECO & DESIGN                 Sarawak                                                  26954   06AP1983
TENNECO & DESIGN                 Sarawak                                                  26955   06AP1983
TENNECO                          Saudi Arabia                                            386/48   15OC1996
TENNECO                          Saudi Arabia                                            386/46   16OC1996
TENNECO                          Saudi Arabia                                            386/44   15OC1996
TENNECO                          Saudi Arabia                                            386/42   15OC1996
TENNECO                          Saudi Arabia                                            386/40   15OC1996
TENNECO                          Saudi Arabia                                            386/38   15OC1996
TENNECO                          Saudi Arabia                                            386/34   15OC1996
TENNECO                          Saudi Arabia                                            386/32   15OC1996
TENNECO                          Saudi Arabia                                            274/18   25JA1993
TENNECO                          Saudi Arabia                                            274/17   25JA1993
TENNECO                          Saudi Arabia                                            274/16   25JA1993
TENNECO                          Saudi Arabia                                            274/15   25JA1993
TENNECO                          Saudi Arabia                                            274/14   15JA1993
TENNECO & DESIGN                 Saudi Arabia                                            386/41   15OC1996
TENNECO & DESIGN                 Saudi Arabia                                            274/13   25JA1993
TENNECO & DESIGN                 Saudi Arabia                                            274/12   25JA1993
TENNECO & DESIGN                 Saudi Arabia                                            274/11   25JA1993
TENNECO & DESIGN                 Saudi Arabia                                            274/10   25JA1993
TENNECO & DESIGN                 Saudi Arabia                                            118/21
TENNECO                          Singapore                                          T/95/09068F   22SE1995
TENNECO                          Singapore                                           T95/09069D   22SE1995
TENNECO                          Singapore                                              4992/83   20SE1983
TENNECO                          Singapore                                              9054/95   22SE1995
TENNECO                          Singapore                                              9060/95   22SE1995
TENNECO                          Singapore                                              9062/95   22SE1995
TENNECO                          Singapore                                                40765   19DE1966
TENNECO                          Singapore                                                40766   19DE1966
TENNECO                          Singapore                                                40767   19DE1966
TENNECO                          Singapore                                                40768   19DE1966
TENNECO                          Singapore                                                40769   19DE1966
TENNECO                          Singapore                                                40772   19DE1966
TENNECO & DESIGN                 Singapore                                           T95/09055D   22SE1995
TENNECO & DESIGN                 Singapore                                           T95/09058I   22SE1995
TENNECO & DESIGN                 Singapore                                              9056/95   22SE1995
TENNECO & DESIGN                 Singapore                                              9061/95   22SE1995
TENNECO & DESIGN                 Singapore                                              9067/95   22SE1995
TENNECO & DESIGN                 Singapore                                              9070.95   22SE1995
TENNECO & DESIGN                 Singapore                                                40770   19DE1966
TENNECO & DESIGN                 Singapore                                                40771   19DE1966
TENNECO & DESIGN                 Singapore                                                40773   19DE1966
TENNECO & DESIGN                 Singapore                                                40774   19DE1966
TENNECO & DESIGN                 Singapore                                                40775   19DE1966
TENNECO & DESIGN                 Singapore                                                40776   19DE1966
TENNECO & DESIGN                 Singapore                                              4998/83   20SE1983
TENNECO                          South Africa                                          95/12646   08OC1998
TENNECO                          South Africa                                          95/12645   08OC1998
TENNECO                          South Africa                                          95/12644   08OC1998

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          South Africa                                          95/12643   08OC1998
TENNECO                          South Africa                                          95/12642   08OC1998
TENNECO                          South Africa                                          95/12641   08OC1998
TENNECO                          South Africa                                           66/1506
TENNECO                          South Africa                                           66/1504
TENNECO                          South Africa                                           95/1247   08OC1998
TENNECO & DESIGN                 South Africa                                          95/12657   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12656   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12655   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12654   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12653   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12652   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12651   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12649   22SE1995
TENNECO & DESIGN                 South Africa                                          95/12648   22SE1995
TENNECO & DESIGN                 South Africa                                           82/7627
TENNECO & DESIGN                 South Africa                                           82/7626
TENNECO & DESIGN                 South Carolina                                            2109   27AP1961
TENNECO                          South Korea                                             225677   12NO1991
TENNECO                          South Korea                                             367481   03JL1997
TENNECO & DESIGN                 South Korea                                              36648   13JE1997
TENNECO & DESIGN                 South Korea                                             373072   25AU1997
TENNECO                          South Korea                                             362065   16MY1997
TENNECO                          South Korea                                             364940   13JE1997
TENNECO                          South Korea                                             362736   22MY1997
TENNECO                          South Korea                                              36598   11JE1997
TENNECO                          South Korea                                              36599   11JE1997
TENNECO                          South Korea                                              36589   25SE1995
TENNECO                          South Korea                                              36590   10JE1997
TENNECO                          South Korea                                              36647   12JE1997
TENNECO                          South Korea                                             375810   23SE1997
TENNECO                          South Korea                                      supp to 88588
TENNECO & DESIGN                 South Korea                                             367482   03JL1997
TENNECO & DESIGN                 South Korea                                             362066   16MY1997
TENNECO & DESIGN                 South Korea                                             364941   13JE1997
TENNECO & DESIGN                 South Korea                                             381795   12NO1997
TENNECO & DESIGN                 South Korea                                             362737   23MY1997
TENNECO & DESIGN                 South Korea                                             378534   17OC1997
TENNECO & DESIGN                 South Korea                                              36591   10JE1997
TENNECO & DESIGN                 South Korea                                              36592   10JE1997
TENNECO & DESIGN                 South Korea                                              36593   10JE1997
TENNECO & DESIGN                 South Korea                                              36594   10JE1997
TENNECO & DESIGN                 South Korea                                             381794   12NO1997
TENNECO & DESIGN                 South Korea                                             375811   26SE1997
TENNECO & DESIGN                 South Korea                                              91592   09JE1983
TENNECO                          Spain                                                   502045   10OC1967
TENNECO                          Spain                                                   502047   10OC1967
TENNECO                          Spain                                                   502049   03JL1967
TENNECO                          Spain                                                   502051   12SE1968
TENNECO                          Spain                                                  1986601   22SE1995
TENNECO                          Spain                                                  1986602   22SE1995
TENNECO                          Spain                                                  1986603   05MR1996
TENNECO                          Spain                                                  1986604   05MR1996
TENNECO                          Spain                                                  1986605   05MR1996
TENNECO                          Spain                                                  1986606   05MR1996

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Spain                                                  1986591   22SE1995
TENNECO & DESIGN                 Spain                                                  1986592   22SE1995
TENNECO & DESIGN                 Spain                                                  1986594   05JL1996
TENNECO & DESIGN                 Spain                                                  1986595   05JL1996
TENNECO & DESIGN                 Spain                                                  1986596   05MR1996
TENNECO & DESIGN                 Spain                                                  1986597   05MR1996
TENNECO & DESIGN                 Spain                                                  1986598   05MR1996
TENNECO & DESIGN                 Spain                                                  1986599   05MR1996
TENNECO & DESIGN                 Spain                                                  1986600   05MR1996
TENNECO                          Sri Lanka                                                30343   11JE1982
TENNECO                          Sri Lanka                                                30344
TENNECO                          Sri Lanka                                                48281   05OC1984
TENNECO                          Sri Lanka                                                75827   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                30341
TENNECO & DESIGN                 Sri Lanka                                                30342   11JE1968
TENNECO & DESIGN                 Sri Lanka                                                48287   05OC1984
TENNECO & DESIGN                 Sri Lanka                                                75812   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                75813   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                75814   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                75816   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                75817   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                75818   22SE1995
TENNECO & DESIGN                 Sri Lanka                                                48288   05OC1984
TENNECO & DESIGN                 Sri Lanka                                                48289   05OC1984
TENNECO                          Sudan                                                    10599   13MY1987
TENNECO                          Sudan                                                    24523   22NO1997
TENNECO                          Sudan                                                    24524   22NO1997
TENNECO                          Sudan                                                    24525   22NO1997
TENNECO                          Sudan                                                    24526   22NO1997
TENNECO                          Sudan                                                    24527   22NO1997
TENNECO                          Sudan                                                    24528   22NO1997
TENNECO                          Sudan                                                    24529   22NO1997
TENNECO                          Sudan                                                    24530   22NO1997
TENNECO                          Sudan                                                    24531   22NO1997
TENNECO & DESIGN                 Sudan                                                    24532   22NO1997
TENNECO & DESIGN                 Sudan                                                    24533   22NO1997
TENNECO & DESIGN                 Sudan                                                    24535   22NO1997
TENNECO & DESIGN                 Sudan                                                    24536   22NO1997
TENNECO & DESIGN                 Sudan                                                    24537   22NO1997
TENNECO & DESIGN                 Sudan                                                    24538   22NO1997
TENNECO & DESIGN                 Sudan                                                    24539   22NO1997
TENNECO & DESIGN                 Sudan                                                    24540   22NO1997
TENNECO & DESIGN                 Sudan                                                    24541   22NO1997
TENNECO & DESIGN                 Sweden                                                  189244   09DE1983
TENNECO                          Switzerland                                             352380   03AU1986
TENNECO & DESIGN                 Switzerland                                             347574   19AP1966
TENNECO & DESIGN                 Switzerland                                             326951
TENNECO                          Syria                                                     7029   11MR1982
TENNECO & DESIGN                 Syria                                                     7030   11MR1967
TENNECO & DESIGN                 Syria                                                    30189   08MY1982
TENNECO                          Taiwan                                                   80949   31JA1996
TENNECO                          Taiwan                                                   82260   01MY1996

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Taiwan                                                   84796   16SE1996
TENNECO                          Taiwan                                                   89858   01AP1997
TENNECO                          Taiwan                                                   96208   01JA1994
TENNECO                          Taiwan                                                   97043   01AP1996
TENNECO                          Taiwan                                                  729663   01OC1996
TENNECO                          Taiwan                                                  737253   01DE1996
TENNECO                          Taiwan                                                  738069   01DE1996
TENNECO                          Taiwan                                                  764987   16JE1996
TENNECO & DESIGN                 Taiwan                                                   84822   16SE1996
TENNECO & DESIGN                 Taiwan                                                   87029   16DE1996
TENNECO & DESIGN                 Taiwan                                                   88226   01FE1997
TENNECO & DESIGN                 Taiwan                                                   90697   15SE1995
TENNECO & DESIGN                 Taiwan                                                   97042   01AP1996
TENNECO & DESIGN                 Taiwan                                                  729758   01OC1996
TENNECO & DESIGN                 Taiwan                                                  737289   01DE1996
TENNECO & DESIGN                 Taiwan                                                  738137   01DE1996
TENNECO & DESIGN                 Taiwan                                                  765008   16JE1996
TENNECO & DESIGN                 Taiwan                                                  765007   16JE1996
(CHINESE CHARACTERS)
TENNECO & DESIGN                 Taiwan                                                   86292   16NO1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                   86680   01DE1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                   87128   16DE1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                   87308   16DE1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                   89448   16SE1995
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                  729759   01OC1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                  737296   01DE1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                  738142   01DE1996
(IN CHINESE)
TENNECO & DESIGN                 Taiwan                                                   82469   16AP1996
TENNECO & DESIGN                 Taiwan                                                   78149   16SE1995
TENNECO                          Taiwan                                                   73899   01JA1995
TENNECO                          Taiwan                                                   78133   16SE1995
TENNECO                          Taiwan                                                   74594   16DE1996
TENNECO                          Taiwan                                                  738069   01DE1996
TENNECO & DESIGN                 Taiwan                                                   74699   01MR1995
TENNECO & DESIGN                 Taiwan                                                  198801   01DE1982
TENNECO & DESIGN                 Taiwan                                                  247957   30JE1983
TENNECO & DESIGN                 Taiwan                                                   83918   01JA1995
TENNECO (IN CHINESE)             Taiwan                                                   84797   16SE1996
TENNECO (IN CHINESE)             Taiwan                                                   86291   15NO1996
TENNECO (IN CHINESE)             Taiwan                                                   86640   01DE1996
TENNECO (IN CHINESE)             Taiwan                                                   87031   16DE1996
TENNECO (IN CHINESE)             Taiwan                                                   87305   16DE1996
TENNECO (IN CHINESE)             Taiwan                                                  729664   01OC1996
TENNECO (IN CHINESE)             Taiwan                                                  737254   01DE1996
TENNECO (IN CHINESE)             Taiwan                                                  738070   01DE1996
TENNECO (IN CHINESE)             Taiwan                                                  764986   16JE1996
TENNECO                          Tajikistan                                              TJ2183   22JE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Tajikistan                                              TJ3177   04AU1998
TENNECO & DESIGN                 Tajikistan                                              TJ3178   04AU1998
TENNECO & DESIGN                 Tajikistan                                             TJ 2185   22JE1995
TENNECO & DESIGN                 Tajikistan                                             TJ 2186   22JE1995
TENNECO & DESIGN                 Tajikistan                                             TJ 2187   22JE1995
TENNECO                          Thailand                                                  4664   22SE1995
TENNECO                          Thailand                                                  4665   22SE1995
TENNECO                          Thailand                                                  4666   22SE1995
TENNECO                          Thailand                                                  4667   22SE1995
TENNECO                          Thailand                                                  4971   22SE1995
TENNECO                          Thailand                                                 48009   22SE1995
TENNECO                          Thailand                                                 49218   22SE1995
TENNECO & DESIGN                 Thailand                                                  4662   22SE1995
TENNECO & DESIGN                 Thailand                                                  4663   22SE1995
TENNECO & DESIGN                 Thailand                                                  4673   22SE1995
TENNECO & DESIGN                 Thailand                                                  4695   22SE1995
TENNECO & DESIGN                 Thailand                                                  4970   22SE1995
TENNECO & DESIGN                 Thailand                                                 46821   22SE1995
TENNECO & DESIGN                 Thailand                                                 47661   22SE1995
TENNECO & DESIGN                 Thailand                                                 49225   22SE1995
TENNECO & DESIGN                 Thailand                                                 49226   22SE1995
TENNECO & DESIGN                 Thailand                                                  4668   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                  4669   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                  4670   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                  4973   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                  4974   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                 46819   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                 47709   01AU1996
(THAI)
TENNECO & DESIGN                 Thailand                                                 49227   22SE1995
(THAI)
TENNECO & DESIGN                 Thailand                                                 49969   22SE1995
(THAI)
TENNECO (THAI)                   Thailand                                              Kor82629   13NO1997
TENNECO (THAI)                   Thailand                                                  4645   22SE1995

TENNECO (THAI)                   Thailand                                                  4646   22SE1995

TENNECO (THAI)                   Thailand                                                  4671   22SE1995
TENNECO (THAI)                   Thailand                                                  4672   22SE1995
TENNECO (THAI)                   Thailand                                                  4975   22SE1995
TENNECO (THAI)                   Thailand                                                 46820   22SE1995
TENNECO (THAI)                   Thailand                                                 49224   22SE1995
TENNECO (THAI)                   Thailand                                                 49228   22SE1995
TENNECO (THAI)                   Thailand                                                 49229   22SE1995
TENNECO                          Transkei                                               66/1506
TENNECO                          Transkei                                               66/1504
TENNECO & DESIGN                 Transkei                                               66/1511
TENNECO & DESIGN                 Transkei                                               66/1509

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO                          Trinidad                                                 24591   22SE1995
TENNECO & DESIGN                 Trinidad                                                 24590   22SE1995
TENNECO                          Tunisia                                                 211/82
TENNECO                          Turkey                                                  136877   15SE1992
TENNECO & DESIGN                 Turkey                                                  137059   15SE1992
TENNECO & DESIGN                 Ukraine                                                   4387   15AP1994
TENNECO & DESIGN                 Ukraine                                                   4388   15AP1994
TENNECO                          United Arab Emirates                                     13887   20NO1995

TENNECO                          United Arab Emirates                                     13888   20NO1995

TENNECO                          Uruguay                                                 278254   10SE1995
TENNECO & DESIGN                 Uzbekistan                                                1489   26SE1994
TENNECO & DESIGN                 Uzbekistan                                                1491   01OC1994
TENNECO                          Venda                                                  66/1506
TENNECO                          Venda                                                  66/1504
TENNECO & DESIGN                 Venda                                                  66/1511
TENNECO & DESIGN                 Venda                                                  66/1509
TENNECO                          Venezuela                                                57606   15AP1970
TENNECO                          Venezuela                                                57607   15AP1970
TENNECO                          Venezuela                                                57608   15AP1970
TENNECO                          Venezuela                                                57614   15AP1970
TENNECO                          Venezuela                                                57605   15AP1970
TENNECO                          Venezuela                                                57604   15AP1970
TENNECO                          Venezuela                                                57603   15AP1970
TENNECO                          Venezuela                                                57602   15AP1970
TENNECO                          Venezuela                                                57616   15AP1970
TENNECO                          Venezuela                                               118141   22AP1986
TENNECO                          Venezuela                                               118142   22AP1986
TENNECO                          Venezuela                                               118139   22AP1986
TENNECO & DESIGN                 Venezuela                                                57601   14AP1970
TENNECO & DESIGN                 Venezuela                                                57613   15AP1970
TENNECO & DESIGN                 Venezuela                                                57612   15AP1970
TENNECO & DESIGN                 Venezuela                                                57600   14AP1970
TENNECO & DESIGN                 Venezuela                                                57617   15AP1970
TENNECO & DESIGN                 Venezuela                                                57619   15AP1970

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                Venezuela                                                 57618   15AP1970
TENNECO & DESIGN                Venezuela                                                 57620   15AP1970
TENNECO & DESIGN                Venezuela                                                 57611   15AP1970
TENNECO & DESIGN                Venezuela                                                118144   22AP1986
TENNECO & DESIGN                Venezuela                                                118146   22AP1986
TENNECO & DESIGN                Venezuela                                                118143   22AP1986
TENNECO & DESIGN                Venezuela                                                118145   22AP1986

TENNECO                          Vietnam                                                  21124   19JE1996
TENNECO & DESIGN                 Vietnam                                                  19165   23NO1995
TENNECO                          West Germany                                          896205/4
TENNECO & DESIGN                 West Virginia                                             NONE   10FE1961
TENNECO                          Yemen Arab                                                5918   21SE1995
TENNECO                          Yemen Arab                                                5919   21SE1995
TENNECO                          Yemen Arab                                                5921   21SE1995
TENNECO                          Yemen Arab                                                5922   21SE1995
TENNECO                          Yemen Arab                                                5923   21SE1995
TENNECO                          Yemen Arab                                                5924   21SE1995
TENNECO                          Yemen Arab                                                5925   21SE1995
TENNECO                          Yemen Arab                                                5926   21SE1995
TENNECO                          Yemen Arab                                                5927   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5921   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5928   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5929   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5931   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5933   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5934   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5935   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5936   21SE1995
TENNECO & DESIGN                 Yemen Arab                                                5937   21SE1995
TENNECO & DESIGN                 Zaire                                                  2606/91   05JL1991
TENNECO                          Zimbabwe                                                482/68   05JE1968
TENNECO                          Zimbabwe                                                483/68   05JE1968
TENNECO                          Zimbabwe                                                484/68   05JE1968
TENNECO                          Zimbabwe                                                485/68   05JE1968
TENNECO                          Zimbabwe                                               1359/95   22SE1995
TENNECO                          Zimbabwe                                               1361/95   22SE1995
TENNECO                          Zimbabwe                                               1362/95   22SE1995
TENNECO                          Zimbabwe                                               1363/95   22SE1995
TENNECO                          Zimbabwe                                               1364/95   22SE1995
TENNECO                          Zimbabwe                                               1365/95   22SE1995
TENNECO                          Zimbabwe                                               1366/95   22SE1995
TENNECO                          Zimbabwe                                               1367/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                                486/68   05JE1968
TENNECO & DESIGN                 Zimbabwe                                                488/68   05JE1968
TENNECO & DESIGN                 Zimbabwe                                                489/68   05JE1968
TENNECO & DESIGN                 Zimbabwe                                               1368/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1369/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1371/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1372/95   22SE1995

TRADEMARK                        COUNTRY                                       REGISTRATION NO.   REGISTRATION DATE
TENNECO & DESIGN                 Zimbabwe                                               1373/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1374/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1375/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1376/95   22SE1995
TENNECO & DESIGN                 Zimbabwe                                               1377/95   22SE1995

                         FOREIGN TRADEMARK APPLICATIONS


TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO                         Azerbaijan                                          1088-IIPT 31MR1994
TENNECO                         Azerbaijan                                          95.1928/3 22SE1995
TENNECO & DESIGN                Azerbaijan                                          95.1927/3 22SE1995
TENNECO & DESIGN                Azerbaijan                                          1122-IIPT 31MR1994
TENNECO & DESIGN                Azerbaijan                                           1123-HPT 31MR1994
TENNECO & DESIGN                Azerbaijan                                           1124-HPT 31MR1994
TENNECO                         Bangladesh                                              44884 21SE1995
TENNECO                         Bangladesh                                              44885 21SE1995
TENNECO & DESIGN                Bangladesh                                              44800 21SE1995
TENNECO & DESIGN                Bangladesh                                              44879 21SE1995
TENNECO & DESIGN                Bangladesh                                              44881 21SE1995
TENNECO & DESIGN                Bangladesh                                              44882 21SE1995
TENNECO & DESIGN                Bangladesh                                              44883 21SE1995
TENNECO                         Barbados                                                P2853 22SE1995
TENNECO                         Barbados                                                P2854 22SE1995
TENNECO                         Barbados                                                P2855 22SE1995
TENNECO                         Barbados                                                P2856 22SE1995
TENNECO                         Barbados                                                P2857 22SE1995
TENNECO                         Barbados                                                P2858 22SE1995
TENNECO                         Barbados                                                P2859 22SE1995
TENNECO & DESIGN                Barbados                                                P2860 22SE1995
TENNECO & DESIGN                Barbados                                                P2861 22SE1995
TENNECO & DESIGN                Barbados                                                P2862 22SE1995
TENNECO & DESIGN                Barbados                                                P2863 22SE1995
TENNECO & DESIGN                Barbados                                                P2864 22SE1995
TENNECO & DESIGN                Barbados                                                P2865 22SE1995
TENNECO & DESIGN                Barbados                                                P2866 22SE1995
TENNECO & DESIGN                Barbados                                                P2867 22SE1995
TENNECO & DESIGN                Barbados                                                P2868 22SE1995
TENNECO & DESIGN                Barbados                                                P2869 22SE1995
TENNECO                         Bermuda                                                 27203 22SE1995
TENNECO                         Bermuda                                                 27205 22SE1995
TENNECO & DESIGN                Bermuda                                                 27212 22SE1995
TENNECO & DESIGN                Bermuda                                                 27214 22SE1995
TENNECO                         Brazil                                            818.783.451 22SE1995
TENNECO                         Brazil                                            818.783.460 22SE1995
TENNECO                         Brazil                                            818.783.478 22SE1995
TENNECO                         Brazil                                            818.783.486 22SE1995
TENNECO &  DESIGN               Brazil                                            818.783.494 22SE1995
TENNECO &  DESIGN               Brazil                                            818.783.516 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.524 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.540 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.559 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.567 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.508 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.532 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.575 22SE1996
TENNECO &  DESIGN               Brazil                                            818.783.583 22SE1996
TENNECO                         Burundi                                              3045/BUR 25SE1995
TENNECO & DESIGN                Burundi                                              3046/BUR 25SE1995
TENNECO & DESIGN                Chile                                                  320573 22SE1995
TENNECO & DESIGN                Chile                                                  320575 22SE1995

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO                         Costa Rica                                            6660-95 22SE1995
TENNECO                         Costa Rica                                            6661-95 22SE1995
TENNECO                         Costa Rica                                            6662-95 22SE1995
TENNECO                         Costa Rica                                            6663-95 22SE1995
TENNECO                         Costa Rica                                            6664-95 22SE1995
TENNECO                         Costa Rica                                            6665-95 22SE1995
TENNECO                         Costa Rica                                            6666-95 22SE1995
TENNECO                         Costa Rica                                            6667-95 22SE1995
TENNECO                         Costa Rica                                            6668-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6651-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6652-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6653-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6654-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6655-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6656-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6657-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6658-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6659-95 22SE1995
TENNECO & DESIGN                Costa Rica                                            6732-95 22SE1995
TENNECO                         Cyprus                                                  44942 02AP1996
TENNECO                         Egypt                                                   97526 21SE1995
TENNECO                         Egypt                                                   97527 21SE1995
TENNECO                         Egypt                                                   97528 21SE1995
TENNECO                         Egypt                                                   97529 21SE1995
TENNECO                         Egypt                                                   97530 21SE1995
TENNECO                         Egypt                                                   97531 21SE1995
TENNECO                         Egypt                                                   97532 21SE1995
TENNECO & DESIGN                Egypt                                                   97516 21SE1995
TENNECO & DESIGN                Egypt                                                   97517 21SE1995
TENNECO & DESIGN                Egypt                                                   97519 21SE1995
TENNECO & DESIGN                Egypt                                                   97520 21SE1995
TENNECO & DESIGN                Egypt                                                   97521 21SE1995
TENNECO & DESIGN                Egypt                                                   97522 21SE1995
TENNECO & DESIGN                Egypt                                                   97523 21SE1995
TENNECO & DESIGN                Egypt                                                   97524 21SE1995
TENNECO & DESIGN                Egypt                                                   97525 21SE1995
TENNECO                         El Salvador                                            000423 28AP1994
TENNECO & DESIGN                El Salvador                                           4199/95 22SE1995
TENNECO                         Georgia                                               9305/03 22SE1995
TENNECO & DESIGN                Georgia                                               9306/03 22SE1995
TENNECO                         Ghana                                                   26695 22SE1995
TENNECO                         Ghana                                                   26789 22SE1995
TENNECO                         Ghana                                                   26791 22SE1995
TENNECO & DESIGN                Ghana                                                   26694 22SE1995
TENNECO & DESIGN                Ghana                                                   26697 22SE1995
TENNECO & DESIGN                Ghana                                                   26786 22SE1995
TENNECO & DESIGN                Ghana                                                   26788 22SE1995
TENNECO                         Guatemala                                            95-06728 21SE1995
TENNECO                         Guatemala                                            95-06729 21SE1995
TENNECO                         Guatemala                                            95-06730 21SE1995
TENNECO                         Guatemala                                            95-06731 21SE1995
TENNECO                         Guatemala                                            95-06733 21SE1995
TENNECO & DESIGN                Guatemala                                            95006737 21SE1995
TENNECO & DESIGN                Guatemala                                            95006738 21SE1995
TENNECO & DESIGN                Guatemala                                            95006742 21SE1995
TENNECO & DESIGN                Guatemala                                            95-06734 21SE1995
TENNECO & DESIGN                Guatemala                                            95-06740 21SE1995

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO & DESIGN                Guatemala                                            95-07057 21SE1995
TENNECO & DESIGN                Hong Kong                                            95 11905 22SE1995
TENNECO                         India                                                  681166 22SE1995
TENNECO                         India                                                  681167 22SE1995
TENNECO & DESIGN                India                                                  681161 22SE1995
TENNECO & DESIGN                India                                                  681163 22SE1995
TENNECO & DESIGN                India                                                  681164 22SE1995
TENNECO & DESIGN                India                                                  681165 22SE1995
TENNECO                         Indonesia                                            D9517368 22SE1995
TENNECO & DESIGN                Indonesia                                            D9517363 22SE1995
TENNECO & DESIGN                Indonesia                                            D9517373 22SE1995
TENNECO                         Ireland                                                176716 21SE1995
TENNECO                         Ireland                                                176717 21SE1995
TENNECO & DESIGN                Ireland                                                176711 21SE1995
TENNECO & DESIGN                Ireland                                                176714 21SE1995
TENNECO                         Jamaica                                                21/326 22SE1995
TENNECO                         Jamaica                                                 6/319 22SE1995
TENNECO & DESIGN                Jamaica                                                12/714 22SE1995
TENNECO & DESIGN                Jamaica                                                21/327 22SE1995
TENNECO                         Japan                                              98125/1995 22SE1995
TENNECO                         Japan                                              98126/1995 22SE1995
TENNECO                         Japan                                              98127/1995 22SE1995
TENNECO                         Japan                                              98128/1995 22SE1995
TENNECO                         Japan                                              98130/1995 22SE1995
TENNECO & DESIGN                Japan                                              98145/1995 22SE1995
TENNECO & DESIGN                Japan                                              98146/1995 22SE1995
TENNECO & DESIGN                Japan                                              98147/1995 22SE1995
TENNECO & DESIGN                Japan                                              98148/1995 22SE1995
TENNECO & DESIGN                Japan                                              98150/1995 22SE1995
TENNECO & DESIGN                Japan                                              98155/1995 22SE1995
(IN KATAKANA)
TENNECO & DESIGN                Japan                                              98156/1995 22SE1995
(IN KATAKANA)
TENNECO & DESIGN                Japan                                              98157/1995 22SE1995
(IN KATAKANA)
TENNECO & DESIGN                Japan                                              98158/1995 22SE1995
(IN KATAKANA)
TENNECO & DESIGN                Japan                                              98160/1995 22SE1995
(IN KATAKANA)
TENNECO (IN                     Japan                                              98131/1995 22SE1995
KATAKANA)
TENNECO (IN                     Japan                                              98135/1995 22SE1995
KATAKANA)
TENNECO (IN                     Japan                                              98136/1995 22SE1995
KATAKANA)
TENNECO (IN                     Japan                                              98138/1995 22SE1995
KATAKANA)
TENNECO (IN                     Japan                                              98140/1995 22SE1995
KATAKANA)
TENNECO & DESIGN                Kazakstan                                                7853 22SE1995
TENNECO                         Kenya                                                SMA/0511 22SE1995
TENNECO                         Kuwait                                                  31866 20SE1995
TENNECO                         Kuwait                                                  31868 20SE1995
TENNECO                         Kuwait                                                  31869 20SE1995
TENNECO                         Kuwait                                                  31870 20SE1995
TENNECO                         Kuwait                                                  31871 20SE1995
TENNECO                         Kuwait                                                  31872 20SE1995

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO                         Kuwait                                                  31873 20SE1995
TENNECO & DESIGN                Kuwait                                                  31874 20SE1995
TENNECO & DESIGN                Kuwait                                                  31875 20SE1995
TENNECO & DESIGN                Kuwait                                                  31877 20SE1995
TENNECO & DESIGN                Kuwait                                                  31878 20SE1995
TENNECO & DESIGN                Kuwait                                                  31879 20SE1995
TENNECO & DESIGN                Kuwait                                                  31880 20SE1995
TENNECO & DESIGN                Kuwait                                                  31881 20SE1995
TENNECO & DESIGN                Kuwait                                                  31882 20SE1995
TENNECO & DESIGN                Kuwait                                                  31883 20SE1995
TENNECO & DESIGN                Kyrgyzstan                                           951248.3 22SE1995
TENNECO & DESIGN                Lebanon                                                 31882 22SE1995
TENNECO & DESIGN                Lebanon                                                 31883 22SE1995
TENNECO                         Lesotho                                         LS/M/95/00734 22SE1995
TENNECO & DESIGN                Lesotho                                         LS/M/95/00728 22SE1995
TENNECO                         Malaysia                                             95/09995 23SE1995
TENNECO                         Malaysia                                             95/10001 23SE1995
TENNECO & DESIGN                Malaysia                                             95/09994 23SE1995
TENNECO & DESIGN                Malaysia                                             95/09998 23SE1995
TENNECO                         Mexico                                                 191448 21FE1994
TENNECO                         Mexico                                                 243772 22SE1995
TENNECO                         Mexico                                                 243773 22SE1995
TENNECO                         Mexico                                                 243774 22SE1995
TENNECO                         Mexico                                                 243775 22SE1995
TENNECO                         Mexico                                                 243776 22SE1995
TENNECO                         Mexico                                                 243777 22SE1995
TENNECO                         Mexico                                                 243778 22SE1995
TENNECO                         Mexico                                                 243779 22SE1995
TENNECO & DESIGN                Mexico                                                 243758 22SE1995
TENNECO & DESIGN                Mexico                                                 243759 22SE1995
TENNECO & DESIGN                Mexico                                                 243760 22SE1995
TENNECO & DESIGN                Mexico                                                 243761 22SE1995
TENNECO & DESIGN                Mexico                                                 243762 22SE1995
TENNECO & DESIGN                Mexico                                                 243766 22SE1995
TENNECO & DESIGN                Mexico                                                 243767 22SE1995
TENNECO & DESIGN                Mexico                                                 243769 22SE1995
TENNECO & DESIGN                Mexico                                                 243770 22SE1995
TENNECO                         Morocco                                                 57529 22SE1995
TENNECO & DESIGN                Morocco                                                 57528 22SE1995
TENNECO & DESIGN                Nigeria                                              TP.25076 22SE1995
TENNECO & DESIGN                Nigeria                                              TP.25078 22SE1995
TENNECO & DESIGN                Nigeria                                              TP.25080 22SE1995
TENNECO & DESIGN                Nigeria                                              TP.25082 22SE1995
TENNECO & DESIGN                Nigeria                                            43406/83/4 08MR1983
TENNECO & DESIGN                Nigeria                                            43407/83/4 08MR1983
TENNECO                         Oman                                                    12237 20SE1995
TENNECO                         Oman                                                    12238 20SE1995
TENNECO                         Oman                                                    12239 20SE1995
TENNECO                         Oman                                                    12240 20SE1995
TENNECO                         Oman                                                    12241 20SE1995
TENNECO                         Oman                                                    12242 20SE1995
TENNECO                         Oman                                                     5762 09JL1991
TENNECO                         Oman                                                     5763 09JL1991
TENNECO                         Oman                                                     5764 09JL1991
TENNECO                         Oman                                                     5765 09JL1991
TENNECO                         Oman                                                     5768 09JL1991

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO                         Oman                                                     5769 09JL1991
TENNECO & DESIGN                Oman                                                    12243 20SE1995
TENNECO & DESIGN                Oman                                                    12244 20SE1995
TENNECO & DESIGN                Oman                                                    12246 20SE1995
TENNECO & DESIGN                Oman                                                    12247 20SE1995
TENNECO & DESIGN                Oman                                                    12248 20SE1995
TENNECO & DESIGN                Oman                                                    12249 20SE1995
TENNECO & DESIGN                Oman                                                    12250 20SE1995
TENNECO & DESIGN                Oman                                                    12251 20SE1995
TENNECO & DESIGN                Oman                                                    12252 20SE1995
TENNECO & DESIGN                Oman                                                     5770 09JL1991
TENNECO & DESIGN                Oman                                                     5771 09JL1991
TENNECO & DESIGN                Oman                                                     5772 09JL1991
TENNECO & DESIGN                Oman                                                     5773 09JL1991
TENNECO & DESIGN                Oman                                                     5774 09JL1991
TENNECO & DESIGN                Oman                                                     5775 09JL1991
TENNECO & DESIGN                Oman                                                     5776 09JL1991
TENNECO & DESIGN                Oman                                                     5777 09JL1991
TENNECO                         Pakistan                                               132008 21SE1995
TENNECO & DESIGN                Pakistan                                               132009 21SE1995
TENNECO & DESIGN                Pakistan                                               132329 21SE1995
TENNECO & DESIGN                Pakistan                                               132331 21SE1995
TENNECO                         Panama                                                  78102 02NO1995
TENNECO                         Paraguay                                               019588 22SE1995
TENNECO                         Paraguay                                               019589 22SE1995
TENNECO                         Paraguay                                               019590 02SE1995
TENNECO                         Paraguay                                               019591 02SE1995
TENNECO                         Paraguay                                               019593 02SE1995
TENNECO                         Paraguay                                               019594 02SE1995
TENNECO                         Paraguay                                               019595 02SE1995
TENNECO & DESIGN                Paraguay                                               019578 22SE1995
TENNECO & DESIGN                Paraguay                                               019579 22SE1995
TENNECO & DESIGN                Paraguay                                               019580 22SE1995
TENNECO & DESIGN                Paraguay                                               019582 22SE1995
TENNECO & DESIGN                Paraguay                                               019583 22SE1995
TENNECO & DESIGN                Paraguay                                               019585 22SE1995
TENNECO & DESIGN                Paraguay                                               019586 22SE1995
TENNECO & DESIGN                Paraguay                                               019587 22SE1995
TENNECO                         Philippines                                            102915 22SE1995
TENNECO                         Philippines                                            102916 22SE1995
TENNECO                         Philippines                                            102918 22SE1995
TENNECO                         Philippines                                            106614 12MR1996
TENNECO                         Philippines                                            106615 12MR1996
TENNECO                         Philippines                                            106616 12MR1996
TENNECO                         Philippines                                            106617 12MR1996
TENNECO & DESIGN                Philippines                                            105059 04JA1996
TENNECO & DESIGN                Philippines                                            105060 04JA1996
TENNECO & DESIGN                Philippines                                            105062 04JA1996
TENNECO & DESIGN                Philippines                                            105063 04JA1996
TENNECO & DESIGN                Philippines                                            105064 04JA1996
TENNECO & DESIGN                Philippines                                            105065 04JA1996
TENNECO & DESIGN                Philippines                                            105066 04JA1996
TENNECO & DESIGN                Philippines                                            105067 04JA1996
TENNECO & DESIGN                Philippines                                            105068 04JA1996
TENNECO                         Poland                                               Z-151610 22SE1995

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO & DESIGN                Poland                                               Z-151609 22SE1995
TENNECO                         Qatar                                                   13915 20SE1995
TENNECO                         Qatar                                                   13916 20SE1995
TENNECO                         Qatar                                                   13917 20SE1995
TENNECO                         Qatar                                                   13918 20SE1995
TENNECO                         Qatar                                                   13919 20SE1995
TENNECO                         Qatar                                                   13920 20SE1995
TENNECO                         Qatar                                                   13921 20SE1995
TENNECO                         Qatar                                                   13922 20SE1995
TENNECO                         Qatar                                                   13923 20SE1995
TENNECO                         Qatar                                                    7862 15FE1990
TENNECO & DESIGN                Qatar                                                   13924 20SE1995
TENNECO & DESIGN                Qatar                                                   13925 20SE1995
TENNECO & DESIGN                Qatar                                                   13927 20SE1995
TENNECO & DESIGN                Qatar                                                   13928 20SE1995
TENNECO & DESIGN                Qatar                                                   13929 20SE1995
TENNECO & DESIGN                Qatar                                                   13930 20SE1995
TENNECO & DESIGN                Qatar                                                   13931 20SE1995
TENNECO & DESIGN                Qatar                                                   13932 20SE1995
TENNECO & DESIGN                Qatar                                                   13933 20SE1995
TENNECO                         Sabah                                                 UNKNOWN 28FE1983
TENNECO & DESIGN                Sabah                                                S/031594 28FE1983
TENNECO & DESIGN                Saudi Arabia                                            30990 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30991 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30992 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30993 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30994 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30996 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30997 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30998 20SE1995
TENNECO & DESIGN                Saudi Arabia                                            30999 20SE1995
TENNECO & DESIGN                Saudi Arabia                                         99133414 22SE1995
TENNECO                         Singapore                                             9064/95 22SE1995
TENNECO                         Singapore                                             9066/95 22SE1995
TENNECO & DESIGN                Singapore                                             9059/95 22SE1995
TENNECO & DESIGN                Singapore                                             9063/95 22SE1995
TENNECO & DESIGN                Singapore                                             9065/95 22SE1995
TENNECO                         Sri Lanka                                               75822 22SE1995
TENNECO                         Sri Lanka                                               75823 22SE1995
TENNECO                         Sri Lanka                                               75824 22SE1995
TENNECO                         Sri Lanka                                               75825 22SE1995
TENNECO                         Sri Lanka                                               75826 22SE1995
TENNECO                         Sri Lanka                                               75828 22SE1995
TENNECO                         Sri Lanka                                               75829 22SE1995
TENNECO                         Sri Lanka                                               75830 22SE1995
TENNECO & DESIGN                Sri Lanka                                               75815 22SE1995
TENNECO & DESIGN                Sri Lanka                                               75819 22SE1995
TENNECO & DESIGN                Sri Lanka                                               75820 22SE1995
TENNECO                         Surinam                                                14.568 22SE1995
TENNECO                         Surinam                                                14.569 22SE1995
TENNECO                         Surinam                                                14.570 22SE1995
TENNECO                         Surinam                                                14.571 22SE1995
TENNECO                         Surinam                                                14.572 22SE1995
TENNECO                         Surinam                                                14.573 22SE1995
TENNECO                         Surinam                                                14.574 22SE1995
TENNECO                         Surinam                                                14.575 22SE1995

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO                         Surinam                                                14.576 22SE1995
TENNECO                         Surinam                                                14.577 22SE1995
TENNECO & DESIGN                Surinam                                                14.578 22SE1995
TENNECO & DESIGN                Surinam                                                14.579 22SE1995
TENNECO & DESIGN                Surinam                                                14.580 22SE1995
TENNECO & DESIGN                Surinam                                                14.581 22SE1995
TENNECO & DESIGN                Surinam                                                14.582 22SE1995
TENNECO & DESIGN                Surinam                                                14.583 22SE1995
TENNECO & DESIGN                Surinam                                                14.584 22SE1995
TENNECO & DESIGN                Surinam                                                14.585 22SE1995
TENNECO & DESIGN                Surinam                                                14.586 22SE1995
TENNECO & DESIGN                Surinam                                                14.587 22SE1995
TENNECO                         Taiwan                                              84-047850 21SE1995
TENNECO                         Taiwan                                              84-052191 19OC1995
TENNECO                         Taiwan                                              84-052193 19OC1995
TENNECO & DESIGN                Taiwan                                             (84) 19033 24AP1995
TENNECO & DESIGN                Taiwan                                              84-047861 21SE1995
TENNECO & DESIGN                Taiwan                                              84-053227 24OC1995
(IN CHINESE)
TENNECO (IN CHINESE)            Taiwan                                              84-047855 21SE1995
TENNECO & DESIGN                Transkei                                                 1077 14MR1991
TENNECO & DESIGN                Transkei                                              91/1076 14MR1991
TENNECO                         Turkey                                               10401/95 21SE1995
TENNECO                         Turkey                                               10402/95 21SE1995
TENNECO & DESIGN                Turkey                                               10404/95 21SE1995
TENNECO & DESIGN                Turkey                                              95/010403 21SE1995
TENNECO                         Turkmenistan                                           3(880) 22SE1995
TENNECO & DESIGN                Turkmenistan                                           3(879) 22SE1995
TENNECO                         Ukraine                                            95092786/T 22SE1995
TENNECO                         Ukraine                                            95113204/T 16NO1995
TENNECO                         United Arab Emirates                                    12796 20SE1995
TENNECO                         United Arab Emirates                                    12797 20SE1995
TENNECO                         United Arab Emirates                                    12799 20SE1995
TENNECO                         United Arab Emirates                                    12800 20SE1995
TENNECO                         United Arab Emirates                                    12801 20SE1995
TENNECO                         United Arab Emirates                                    12802 20SE1995
TENNECO                         United Arab Emirates                                    12803 20SE1995
TENNECO                         United Arab Emirates                                    12804 20SE1995
TENNECO                         United Arab Emirates                                    12805 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12806 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12807 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12809 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12810 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12811 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12812 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12813 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12814 20SE1995
TENNECO & DESIGN                United Arab Emirates                                    12815 20SE1995
TENNECO                         Uruguay                                                281249 22SE1995
TENNECO & DESIGN                Uruguay                                                281341 22SE1995
TENNECO & DESIGN                Venda                                                 91/0160 11MR1991
TENNECO & DESIGN                Venda                                                 91/0161 11MR1991
TENNECO                         Venezuela                                           14.792-95 22SE1995

TRADEMARK                       COUNTRY                                       APPLICATION No. APPLICATION Date
TENNECO                         Venezuela                                           14.793-95 22SE1995
TENNECO                         Venezuela                                           14.794-95 22SE1995
TENNECO                         Venezuela                                           14.795-95 22SE1995
TENNECO                         Venezuela                                           14.796-95 22SE1995
TENNECO                         Venezuela                                           14.797-95 22SE1995
TENNECO                         Venezuela                                           14.798-95 22SE1995
TENNECO                         Venezuela                                           17.309-95 01NO1995
TENNECO                         Venezuela                                           17.310-95 01NO1995
TENNECO & DESIGN                Venezuela                                           14.799-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.800-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.802-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.803-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.804-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.805-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.806-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.807-95 22SE1995
TENNECO & DESIGN                Venezuela                                           14.808-95 22SE1995